As filed with the Securities and Exchange Commission on April 19, 2004

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933 ( X )

Post-Effective Amendment No. 89 ( X )

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ( X )

Amendment No. 90 ( X )

(Check appropriate box or boxes)

GOLDMAN SACHS TRUST

(Exact name of registrant as specified in charter)

4900 Sears Tower
Chicago, Illinois 60606-6303
(Address of principal executive offices)

Registrant’s Telephone Number,
including Area Code 312-655-4400

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza - 37th Floor	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	On (date) pursuant to paragraph (a)(2) of rule 485

GOLDMAN SACHS TRUST

Class A, B, C, Service and Institutional Shares of

Goldman Sachs Internet Tollkeeper FundSM

Supplement Dated April 29, 2004 to the Prospectuses

Dated April 29, 2004

Effective August 1, 2004, the Goldman Sachs Internet Tollkeeper Fund will change its name to the Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund will change its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. For more information about the Goldman Sachs Tollkeeper Fund, please see the Goldman Sachs Tollkeeper Fund prospectus dated April 29, 2004 which accompanies this prospectus supplement.

Until August 1, 2004, the following information with respect to the Goldman Sachs Internet Tollkeeper Fund replaces the corresponding information in the Prospectuses (the “Prospectuses”) under the sections “General Investment Management Approach” and “Fund Investment Objectives and Strategies”:

GROWTH STYLE FUNDS – INTERNET TOLLKEEPER FUND

THIS FUND INVESTS IN “INTERNET TOLLKEEPER” COMPANIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET AND OF “PURE” INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED ONE OR MORE OF THE FUND’S BENCHMARKS DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-

UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE. IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

•	Understand the business, management, products and competition.

•	Perform intensive, hands-on fundamental research.

•	Seek businesses with strategic competitive advantages.

•	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price – seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

Fund Investment Objectives and Strategies

Goldman Sachs Internet Tollkeeper Fund

FUND FACTS

Objective:	Long-term growth of capital
Benchmarks:	S&P 500® Index NASDAQ Composite Index Goldman Sachs Internet Index
Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors
Investment Style:	Growth
Symbol:	Class A: GITAX, Class B: GITBX, Class C: GITCX, Institutional: GITIX and Service: GITSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Internet Tollkeeper” companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide or permit Internet companies or Internet users access to content, services or infrastructure. The Fund seeks to achieve its investment objective by investing in equity investments in companies that the Investment Adviser believes will benefit from the growth of the Internet by investing in growth businesses that, in the Investment Adviser’s view, are strategically positioned to capitalize on the proliferation of the Internet. The Fund may also invest up to 20% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Tollkeepers. In general, the Investment Adviser defines a tollkeeper as a company with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Tollkeeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteristics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Internet Tollkeepers).

Internet Tollkeepers are media, telecommunications, technology and Internet-related companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

•	Access providers enable individuals and businesses to connect to the Internet through, for example, cable systems.

•	Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.

•	Media content providers own copyrights, distribution networks and/or programming. Copyright owners utilize the Internet as an additional distribution channel to sell their content.

•	Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

The Investment Adviser believes that an attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Characteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced management teams.

Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. Companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage and that the Investment Adviser believes exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

Because of its narrow industry focus, the Fund’s investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Prospectus

Class A, B and C Shares

April 29, 2004

 GOLDMAN SACHS SPECIALTY FUNDS

■ Goldman Sachs Tollkeeper FundSM (formerly, Internet Tollkeeper Fund) ■ Goldman Sachs CORESMTax-Managed Equity Fund ■ Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P., (“GSAM®”), serves as investment adviser to the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds. CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the CORE Tax-Managed Equity Fund’s investment process. GSAM is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—TOLLKEEPER FUND

THIS FUND INVESTS IN “TOLLKEEPER” COMPANIES (AS DESCRIBED ON PAGES 4 AND 5), AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED THE FUND’S BENCHMARK DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE AT THAT TIME. IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.

■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)

GENERAL INVESTMENT MANAGEMENT APPROACH

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs Tollkeeper Fund (formerly, Internet Tollkeeper Fund)

FUND FACTS

Objective:	Long-term growth of capital

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on technology, media and service companies

Investment Style:	Growth

Symbol:	Class A: GITAX; Class B: GITBX; Class C: GITCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Tollkeeper” companies (as described below). The Fund seeks to achieve its investment objective by investing in equity investments of companies that the Investment Adviser believes are well positioned to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Tollkeepers. In general, the Investment Adviser defines a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Investment Adviser seeks to identify Tollkeeper companies that exhibit many of the following characteristics:

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Strong brand name
■	Dominant market share
■	Recurring revenue streams
■	Free cash flow generation
■	Long product life cycle
■	Enduring competitive advantage
■	Excellent management

To the Investment Adviser, tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Investment Adviser believes that the characteristics of many tollkeeper companies, including dominant market share, strong brand name and recurring revenue or the ability to generate free cash flow, should enable them to consistently grow their business. The Investment Adviser does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Tollkeepers).

The Internet is an example of a technology that the Investment Adviser believes will drive growth for many Tollkeeper businesses. The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Because of its focus on technology, media and service companies, the Fund’s investment performance will be closely tied to many factors which affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

Goldman Sachs CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

Symbol:	Class A: GCTAX; Class B: GCTBX; Class C: GCTCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis

FUND INVESTMENT OBJECTIVES AND STRATEGIES

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

Symbol:	Class A: GREAX; Class B: GREBX; Class C: GRECX

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may

FUND INVESTMENT OBJECTIVES AND STRATEGIES

invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information about these and other investment practices and securities see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;		CORE
limited only by the objectives and strategies		Tax-Managed	Real Estate
of the Fund	Tollkeeper	Equity	Securities
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	—	15
Cross Hedging of Currencies	•	—	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	15	15	15
Foreign Currency Transactions**	•	—	•
Futures Contracts and Options on Futures Contracts	•	•[3]	•
Interest Rate Caps, Floors and Collars	—	•	•
Investment Company Securities (including exchange-traded funds)	10	10	10
Mortgage Dollar Rolls	—	—	•
Options on Foreign Currencies[1]	•	—	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	—	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Tollkeeper and Real Estate Securities Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.
[3]	The CORE Tax-Managed Equity Fund may enter into futures transactions only with respect to U.S. equity indices.

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;			CORE
limited only by the objectives and strategies			Tax-Managed	Real Estate
of the Fund	Tollkeeper		Equity	Securities
— Not permitted	Fund		Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•		• [4]	•
Asset-Backed and Mortgage-Backed Securities[5]	•		—	•
Bank Obligations[5]	•		•	•
Convertible Securities[6]	•		•	•
Corporate Debt Obligations[5]	•		•	•
Equity Investments	80	+	80 +	80 +
Emerging Country Securities[7]	25		—	15
Fixed Income Securities	20		20[8]	20
Foreign Securities[7]	25		•[9]	15
Non-Investment Grade Fixed Income Securities	20	[10]	—	20 [10]
Real Estate Investment Trusts	•		•	•
Stripped Mortgage-Backed Securities[5]	—		—	•
Structured Securities*[5]	•		•	•
Temporary Investments	•		35	•
U.S. Government Securities[5]	•		•	•
Yield Curve Options and Inverse Floating Rate Securities	—		•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	The CORE Tax-Managed Equity Fund does not invest in European Depositary Receipts.
[5]	Limited by the amount the Fund invests in fixed-income securities.
[6]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[7]	The Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[8]	Cash equivalents only.
[9]	Equity securities of foreign issuers must be traded in the United States.
[10]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally-recognized statistical rating organization at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		CORE	Real Estate
• Applicable	Tollkeeper	Tax-Managed	Securities
— Not applicable	Fund	Equity	Fund
Fund

Credit/Default	•	•	•

Foreign	•	•	•

Emerging Countries	•	—	•

Industry Concentration	•	—	•

Stock	•	•	•

Derivatives	•	•	•

Interest Rate	•	•	•

IPO	•	—	•

Management	•	•	•

Market	•	•	•

Liquidity	•	•	•

REIT	•	—	•

Investment Style	•	•	•

Mid Cap and Small Cap	•	•	•
Internet	•	—	—
Tax-Managed Investment Risk	—	•	—

General Risks:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations.

PRINCIPAL RISKS OF THE FUNDS

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that a Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can

PRINCIPAL RISKS OF THE FUNDS

cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Other Specific Risks:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies and therefore the value of the Tollkeeper Fund will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
■	Tax-Managed Investment Risk—Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the CORE Tax-Managed Equity Fund may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

FUND PERFORMANCE

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’01 +24.76% Worst Quarter* Q3 ’01 -37.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Class A (Inception 10/1/99)
Returns Before Taxes	37.60%	-8.96%
Returns After Taxes on Distributions**	37.60%	-9.08%
Returns After Taxes on Distributions and Sale of Fund Shares**	24.44%	-7.46%
NASDAQ Composite Index****	50.01%	-7.14%

Class B (Inception 10/1/99)
Returns Before Taxes	39.66%	-8.87%
NASDAQ Composite Index****	50.01%	-7.14%

Class C (Inception 10/1/99)
Returns Before Taxes	43.75%	-8.47%
NASDAQ Composite Index****	50.01%	-7.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) or individual retirement accounts.
****	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.

From October 1, 1999 to August 1, 2004, under normal circumstances, the Fund invested at least 80% of its Net Assets in equity investments in “Internet Tollkeeper” companies which are companies in the media, telecommunications, technology and Internet sectors which provide or permit Internet companies or Internet users access to content, services or infrastructure. Beginning August 1, 2004, the Fund will invest at least 80% of its Net Assets in equity investments in “Tollkeeper” companies which are companies in the technology, media, or service sectors that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

FUND PERFORMANCE

CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +11.71% Worst Quarter* Q3 ’02 -15.29%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Class A (Inception 4/3/00)
Returns Before Taxes	22.02%	-6.83%
Returns After Taxes on Distributions**	22.02%	-6.86%
Returns After Taxes on Distributions and Sale of Fund Shares**	14.31%	-5.74%
Russell 3000 Index***	31.06%	-5.60%

Class B (Inception 4/3/00)
Returns Before Taxes	23.25%	-6.85%
Russell 3000 Index***	31.06%	-5.60%

Class C (Inception 4/3/00)
Returns Before Taxes	27.13%	-6.13%
Russell 3000 Index***	31.06%	-5.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’99 +12.80% Worst Quarter* Q3 ’02 -11.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Class A (Inception 7/27/98)
Returns Before Taxes	31.63%	13.52%	11.00%
Returns After Taxes on Distributions**	29.76%	11.55%	9.10%
Returns After Taxes on Distributions and Sale of Fund Shares**	20.67%	10.53%	8.34%
Wilshire Real Estate Securities Index***	37.09%	14.48%	10.99%

Class B (Inception 7/27/98)
Returns Before Taxes	33.06%	13.71%	11.21%
Wilshire Real Estate Securities Index***	37.09%	14.48%	10.99%

Class C (Inception 7/27/98)
Returns Before Taxes	37.20%	14.04%	11.39%
Wilshire Real Estate Securities Index***	37.09%	14.48%	10.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Tollkeeper Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.30%		0.30%		0.30%

Total Fund Operating Expenses*	1.55%		2.30%		2.30%

See page 24 for all other footnotes.

*	As a result of expense limitations, the “Other Expenses” and “Total Fund Operating Expenses” (after expense limitations) of the Fund are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Tollkeeper Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after expense limitations)	1.50%	2.25%	2.25%

Fund Fees and Expenses continued

	CORE Tax-Managed Equity Fund

	Class A	Class B	Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%[1]	None	None
Maximum Deferred Sales Charge (Load)[2]	None[1]	5.0%[3]	1.0%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees[5]	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.57%	0.57%	0.57%

Total Fund Operating Expenses*	1.57%	2.32%	2.32%

See page 24 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after current expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Tax-Managed Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current expense limitations)	1.24%	1.99%	1.99%

FUND FEES AND EXPENSES

	Real Estate Securities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%		1.00%		1.00%
Other Expenses[8]	0.31%		0.31%		0.31%

Total Fund Operating Expenses*	1.81%		2.31%		2.31%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, the “Other Expenses” and “Total Fund Operating Expenses” of the Fund (after waivers and expense limitations) are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser or Distributor. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Real Estate Securities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees[7]	0.25%[7]	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after waivers and expense limitations)	1.44%	2.19%	2.19%

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge (“CDSC”) of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[7]	The Distributor has voluntarily agreed not to impose a portion of the distribution and service fee on Class A Shares of the Real Estate Securities Fund equal to 0.25% of the Fund’s Class A average daily net assets. The waiver may be terminated at any time at the option of the Distributor.

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages (rounded) of each Fund’s average daily net assets, respectively:

Other
Fund	Expenses

Tollkeeper	0.06%
CORE Tax-Managed Equity	0.05%
Real Estate Securities	0.00%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Tollkeeper
Class A Shares	$699	$1,013	$1,348	$2,294
Class B Shares
– Assuming complete redemption at end of period	$733	$1,018	$1,430	$2,448
– Assuming no redemption	$233	$718	$1,230	$2,448
Class C Shares
– Assuming complete redemption at end of period	$333	$718	$1,230	$2,636
– Assuming no redemption	$233	$718	$1,230	$2,636

CORE Tax-Managed Equity
Class A Shares	$701	$1,018	$1,358	$2,315
Class B Shares
– Assuming complete redemption at end of period	$735	$1,024	$1,440	$2,468
– Assuming no redemption	$235	$724	$1,240	$2,468
Class C Shares
– Assuming complete redemption at end of period	$335	$724	$1,240	$2,656
– Assuming no redemption	$235	$724	$1,240	$2,656

Real Estate Securities
Class A Shares	$724	$1,088	$1,476	$2,560
Class B Shares
– Assuming complete redemption at end of period	$734	$1,021	$1,435	$2,521
– Assuming no redemption	$234	$721	$1,235	$2,521
Class C Shares
– Assuming complete redemption at end of period	$334	$721	$1,235	$2,646
– Assuming no redemption	$234	$721	$1,235	$2,646

Fund Fees and Expenses continued

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example for the Real Estate Securities Fund, the CORE Tax-Managed Equity Fund and the Tollkeeper Fund after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

Service Providers

INVESTMENT ADVISER

GSAM, 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2003

Tollkeeper	1.00%	1.00%

CORE Tax-Managed Equity	0.75%	0.75%

Real Estate Securities	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Growth Investment Team

■	23-year consistent investment style applied through diverse and complete market cycles

■	More than $25 billion in equities currently under management

■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a portfolio manager and Chief Investment Officer in 1981.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1990.

Joseph Hudepohl, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Hudepohl joined the Investment Adviser as an equity analyst in 1999. He became a portfolio manager in March 2004. From 1997 to 1999 he was an analyst in Goldman, Sachs & Co.’s investment banking division.

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1994 and became a portfolio manager in 1999. From 1994 to 1997, he was an information systems specialist and equity analyst at Liberty.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Rabinowitz joined the Investment Adviser as an equity analyst in 1999. Prior to joining the team, he was a senior software engineer at Motorola.

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1992.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department

■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown, CFA Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Gary Chropuvka Vice President	Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Chropuvka joined the Investment Adviser in March 1998. From 1993 to 1997 he spent four years with Morgan Stanley’s Correspondent Clearing Group.

Robert C. Jones, CFA Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Wilson K. Magee, Jr., Vice-President	Portfolio Manager— CORE Tax-Managed Equity	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in 2003. From 1997 to 2002, he was a portfolio manager for Grantham Mayo Van Otterloo & Co.

Don Mulvihill Managing Director	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the CORE team in 1999.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Real Estate Securities Team
The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions
■	Asset management

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Collin Bell President	Vice Client Portfolio Manager— Real Estate Securities	Since 2003	Mr. Bell joined the Investment Adviser in 1997 as a product- marketing analyst focused on private clients. In April of 2003, he became a client portfolio manager and research analyst for the Real Estate Securities Team.

Mark Howard-Johnson, CFA Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business.

Wilson Magee Vice President	Senior Portfolio Manager— Real Estate Securities	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in early 2003. He has been actively involved in real estate since 1981 and previously was a portfolio manager at Grantham Mayo Van Otterloo.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global service firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser, to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Funds along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The

SERVICE PROVIDERS

complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the CORE Tax-Managed Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Tollkeeper	Annually	Annually

CORE Tax-Managed Equity	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or

■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	Boston Financial Data Services, Inc. (“BFDS”), the Fund’s sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a

SHAREHOLDER GUIDE

particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before

SHAREHOLDER GUIDE

the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature of the event.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

SHAREHOLDER GUIDE

■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem

Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

SHAREHOLDER GUIDE

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing

SHAREHOLDER GUIDE

Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your account application are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 or the minimum initial purchase amount (whichever is lower) as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the

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NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.

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■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

SHAREHOLDER GUIDE

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.

■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in this Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;

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■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the Fund’s average daily net assets attributable to the Class A Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes (although the CORE Tax-Managed Equity Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. (This reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008). Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

TAXATION

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year. The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the CORE Tax-Managed Fund are subject to the tax risks described previously under “Principal Risks of the Funds.”

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. The Tollkeeper Fund may invest in Internet and Internet-related companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and

APPENDIX A

Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Tollkeeper and Real Estate Securities Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies and REITs. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies and REITs. Investments in small and mid-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. In general, each Fund may make foreign investments, although the CORE Tax-Managed Fund may only invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

APPENDIX A

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts

(“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when

APPENDIX A

the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial

APPENDIX A

drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign government, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s; P-2 by Moody’s or having a comparable rating by another NRSRO

APPENDIX A

■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of

APPENDIX A

market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges (except that the CORE Tax-Managed Fund may only engage in futures transactions with respect to U.S. equity indices).

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

APPENDIX A

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the- box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations,

APPENDIX A

may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

APPENDIX A

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or

APPENDIX A

emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

TOLLKEEPER FUND (formerly, Internet Tollkeeper Fund)

	A Shares

					For the
					Period Ended
					December 31,
	For the Years Ended December 31,				1999
					(commenced
	2003	2002	2001	2000	October 1)

Income (loss) from investment operations

Net asset value, beginning of period	$4.80	$7.91	$11.90	$19.25	$10.00

Net investment loss[c]	(0.08)	(0.08)	(0.13)	(0.20)	(0.05)

Net realized and unrealized gain (loss)	2.27	(3.03)	(3.86)	(6.94)	9.30

Total from investment operations	2.19	(3.11)	(3.99)	(7.14)	9.25

Distributions to shareholders

From net realized gains	—	—	—	(0.21)	—

Net asset value, end of period	$6.99	$4.80	$7.91	$11.90	$19.25

Total return[a]	45.63%	(39.32)%	(33.53)%	(37.24)%	92.50%

Net assets at end of period (in 000s)	$180,819	$147,055	$325,639	$664,994	$575,535

Ratio of net expenses to average net assets	1.50%	1.51%	1.50%	1.50%	1.50%[b]

Ratio of net investment loss to average net assets	(1.30)%	(1.46)%	(1.37)%	(1.13)%	(1.29)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.55%	1.56%	1.50%	1.50%	1.79%[b]

Ratio of net investment loss to average net assets	(1.35)%	(1.51)%	(1.37)%	(1.13)%	(1.58)%[b]

Portfolio turnover rate	27%	28%	24%	82%	16%

See page 90 for all footnotes.

	B Shares

					For the
					Period Ended
					December 31,
	For the Years Ended December 31,				1999
					(commenced
	2003	2002	2001	2000	October 1)

Income (loss) from investment operations

Net asset value, beginning of period	$4.68	$7.77	$11.79	$19.20	$10.00

Net investment loss[c]	(0.12)	(0.12)	(0.20)	(0.33)	(0.08)

Net realized and unrealized gain (loss)	2.21	(2.97)	(3.82)	(6.87)	9.28

Total from investment operations	2.09	(3.09)	(4.02)	(7.20)	9.20

Distributions to shareholders

From net realized gains	—	—	—	(0.21)	—

Net asset value, end of period	$6.77	$4.68	$7.77	$11.79	$19.20

Total return[a]	44.66%	(39.77)%	(34.10)%	(37.65)%	92.00%

Net assets at end of period (in 000s)	$189,420	$154,251	$345,170	$621,790	$537,282

Ratio of net expenses to average net assets	2.25%	2.26%	2.25%	2.25%	2.25%[b]

Ratio of net investment loss to average net assets	(2.04)%	(2.21)%	(2.12)%	(1.88)%	(2.04)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.30%	2.31%	2.25%	2.25%	2.54%[b]

Ratio of net investment loss to average net assets	(2.09)%	(2.26)%	(2.12)%	(1.88)%	(2.33)%[b]

Portfolio turnover rate	27%	28%	24%	82%	16%

See page 90 for all footnotes.

APPENDIX B

	C Shares

					For the
					Period Ended
					December 31,
	For the Years Ended December 31,				1999
					(commenced
	2003	2002	2001	2000	October 1)

Income (loss) from investment operations

Net asset value, beginning of period	$4.67	$7.77	$11.78	$19.19	$10.00

Net investment loss[c]	(0.12)	(0.12)	(0.20)	(0.33)	(0.08)

Net realized and unrealized gain (loss)	2.21	(2.98)	(3.81)	(6.87)	9.27

Total from investment operations	2.09	(3.10)	(4.01)	(7.20)	9.19

Distributions to shareholders

From net realized gains	—	—	—	(0.21)	—

Net asset value, end of period	$6.76	$4.67	$7.77	$11.78	$19.19

Total return[a]	44.75%	(39.90)%	(34.04)%	(37.67)%	91.90%

Net assets at end of period (in 000s)	$92,752	$74,765	$173,860	$339,431	$329,135

Ratio of net expenses to average net assets	2.25%	2.26%	2.25%	2.25%	2.25%[b]

Ratio of net investment loss to average net assets	(2.04)%	(2.21)%	(2.12)%	(1.88)%	(2.05)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.30%	2.31%	2.25%	2.25%	2.54%[b]

Ratio of net investment loss to average net assets	(2.09)%	(2.26)%	(2.12)%	(1.88)%	(2.34)%[b]

Portfolio turnover rate	27%	28%	24%	82%	16%

See page 90 for all footnotes.

CORE TAX-MANAGED EQUITY FUND

	A Shares

				For the
				Period Ended
				December 31,
	For the Years Ended December 31,			2000
				(commenced
	2003	2002	2001	April 3)

Income (loss) from investment operations

Net asset value, beginning of period	$6.27	$7.92	$8.93	$10.00

Net investment loss[c]	0.02	0.01	— [d]	0.04

Net realized and unrealized gain (loss)	1.80	(1.66)	(0.99)	(1.11)

Total from investment operations	1.82	(1.65)	(0.99)	(1.07)

Distributions to shareholders

From net realized gains	—	—	(0.02)	—

Net asset value, end of period	$8.09	$6.27	$7.92	$8.93

Total return[a]	29.03%	(20.83)%	(11.03)%	(10.70)%

Net assets at end of period (in 000s)	$35,664	$38,013	$62,896	$64,396

Ratio of net expenses to average net assets	1.25%	1.26%	1.24%	1.24%[b]

Ratio of net investment loss to average net assets	0.25%	0.11%	—%	0.63%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.57%	1.48%	1.45%	2.03%[b]

Ratio of net investment loss to average net assets	(0.07)%	(0.11)%	(0.20)%	(0.16)%[b]

Portfolio turnover rate	73%	81%	102%	77%

See page 90 for all footnotes.

APPENDIX B

	B Shares

				For the
				Period Ended
				December 31,
	For the Years Ended December 31,			2000
				(commenced
	2003	2002	2001	April 3)

Income (loss) from investment operations

Net asset value, beginning of period	$6.16	$7.84	$8.89	$10.00

Net investment loss[c]	(0.03)	(0.04)	(0.06)	— [d]

Net realized and unrealized gain (loss)	1.77	(1.64)	(0.99)	(1.11)

Total from investment operations	1.74	(1.68)	(1.05)	(1.11)

Distributions to shareholders

From net realized gains	—	—	—	—

Net asset value, end of period	$7.90	$6.16	$7.84	$8.89

Total return[a]	28.25%	(21.43)%	(11.78)%	(11.10)%

Net assets at end of period (in 000s)	$26,689	$24,066	$37,711	$34,538

Ratio of net expenses to average net assets	2.00%	2.01%	1.99%	1.99%[b]

Ratio of net investment loss to average net assets	(0.50)%	(0.64)%	(0.74)%	(0.03)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.32%	2.23%	2.20%	2.78%[b]

Ratio of net investment loss to average net assets	(0.82)%	(0.86)%	(0.95)%	(0.82)%[b]

Portfolio turnover rate	73%	81%	102%	77%

See page 90 for all footnotes.

	C Shares

				For the
				Period Ended
				December 31,
	For the Years Ended December 31,			2000
				(commenced
	2003	2002	2001	April 3)

Income (loss) from investment operations

Net asset value, beginning of period	$6.15	$7.82	$8.88	$10.00

Net investment loss[c]	(0.03)	(0.04)	(0.06)	— [d]

Net realized and unrealized gain (loss)	1.76	(1.63)	(0.99)	(1.12)

Total from investment operations	1.73	(1.67)	(1.05)	(1.12)

Distributions to shareholders

From net realized gains	—	—	(0.01)	—

Net asset value, end of period	$7.88	$6.15	$7.82	$8.88

Total return[a]	28.13%	(21.36)%	(11.85)%	(11.20)%

Net assets at end of period (in 000s)	$22,832	$21,711	$33,089	$25,640

Ratio of net expenses to average net assets	2.00%	2.01%	1.99%	1.99%[b]

Ratio of net investment loss to average net assets	(0.50)%	(0.64)%	(0.74)%	(0.05)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.32%	2.23%	2.20%	2.78%[b]

Ratio of net investment loss to average net assets	(0.82)%	(0.86)%	(0.95)%	(0.84)%[b]

Portfolio turnover rate	73%	81%	102%	77%

See page 90 for all footnotes.

APPENDIX B

REAL ESTATE SECURITIES FUND

	A Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Income (loss) from investment operations

Net asset value, beginning of period	$10.53	$10.85	$11.00	$8.68	$9.20

Net investment income[c]	0.41	0.46	0.37	0.44	0.38

Net realized and unrealized gain (loss)	3.63	(0.14)	0.34	2.28	(0.48)

Total from investment operations	4.04	0.32	0.71	2.72	(0.10)

Distributions to shareholders

From net investment income	(0.43)	(0.31)	(0.39)	(0.36)	(0.38)

In excess of net investment income	—	—	—	—	(0.02)

From realized gains	(0.16)	(0.27)	(0.47)	—	—

From tax return of capital	—	(0.06)	—	(0.04)	(0.02)

Total distributions	(0.59)	(0.64)	(0.86)	(0.40)	(0.42)

Net asset value, end of period	$13.98	$10.53	$10.85	$11.00	$8.68

Total return[a]	39.25%	2.91%	6.75%	31.86%	(1.02)%

Net assets at end of period (in 000s)	$189,164	$123,487	$144,286	$122,964	$93,443

Ratio of net expenses to average net assets	1.44%	1.45%	1.44%	1.44%	1.44%

Ratio of net investment income to average net assets	3.37%	4.08%	3.36%	4.43%	4.14%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.81%	1.84%	1.83%	1.99%	1.96%

Ratio of net investment income to average net assets	3.00%	3.69%	2.97%	3.88%	3.62%

Portfolio turnover rate	17%	37%	50%	49%	37%

See page 90 for all footnotes.

	B Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Income (loss) from investment operations

Net asset value, beginning of period	$10.57	$10.90	$11.05	$8.73	$9.27

Net investment income[c]	0.31	0.40	0.30	0.40	0.28

Net realized and unrealized gain (loss)	3.66	(0.16)	0.34	2.27	(0.45)

Total from investment operations	3.97	0.24	0.64	2.67	(0.17)

Distributions to shareholders

From net investment income	(0.34)	(0.24)	(0.32)	(0.31)	(0.28)

In excess of net investment income	—	—	—	—	(0.07)

From realized gains	(0.16)	(0.27)	(0.47)	—	—

From tax return of capital	—	(0.06)	—	(0.04)	(0.02)

Total distributions	(0.50)	(0.57)	(0.79)	(0.35)	(0.37)

Net asset value, end of period	$14.04	$10.57	$10.90	$11.05	$8.73

Total return[a]	38.27%	2.12%	5.98%	31.04%	(1.73)%

Net assets at end of period (in 000s)	$19,728	$14,256	$7,559	$5,355	$457

Ratio of net expenses to average net assets	2.19%	2.20%	2.19%	2.19%	2.19%

Ratio of net investment income to average net assets	2.58%	3.61%	2.71%	3.93%	3.21%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.31%	2.34%	2.33%	2.49%	2.46%

Ratio of net investment income to average net assets	2.46%	3.47%	2.57%	3.63%	2.94%

Portfolio turnover rate	17%	37%	50%	49%	37%

See page 90 for all footnotes.

APPENDIX B

	C Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Income (loss) from investment operations

Net asset value, beginning of period	$10.51	$10.84	$10.98	$8.66	$9.21

Net investment income[c]	0.31	0.39	0.30	0.39	0.30

Net realized and unrealized gain (loss)	3.63	(0.16)	0.35	2.27	(0.48)

Total from investment operations	3.94	0.23	0.65	2.66	(0.18)

Distributions to shareholders

From net investment income	(0.34)	(0.23)	(0.32)	(0.30)	(0.30)

In excess of net investment income	—	—	—	—	(0.05)

From realized gains	(0.16)	(0.27)	(0.47)	—	—

From tax return of capital	—	(0.06)	—	(0.04)	(0.02)

Total distributions	(0.50)	(0.56)	(0.79)	(0.34)	(0.37)

Net asset value, end of period	$13.95	$10.51	$10.84	$10.98	$8.66

Total return[a]	38.24%	2.11%	6.13%	31.14%	(1.80)%

Net assets at end of period (in 000s)	$13,732	$9,072	$5,594	$2,991	$697

Ratio of net expenses to average net assets	2.19%	2.20%	2.19%	2.19%	2.19%

Ratio of net investment income to average net assets	2.62%	3.56%	2.74%	3.90%	3.38%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	2.31%	2.34%	2.33%	2.49%	2.46%

Ratio of net investment income to average net assets	2.50%	3.42%	2.60%	3.60%	3.11%

Portfolio turnover rate	17%	37%	50%	49%	37%

See page 90 for all footnotes.

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.

Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Tollkeeper Fund
6	Goldman Sachs CORE Tax-Managed Equity Fund
8	Goldman Sachs Real Estate Securities Fund

10 Other Investment Practices and Securities

12 Principal Risks of the Funds

16 Fund Performance

21 Fund Fees and Expenses

27 Service Providers

34 Dividends

35 Shareholder Guide
35	How To Buy Shares
45	How To Sell Shares

56 Taxation

59 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

81 Appendix B Financial Highlights

Specialty Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus and Additional Statement Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Tollkeeper FundSM and CORESM are service marks of
Goldman, Sachs & Co.

GSAM® is a registered service mark of Goldman, Sachs & Co.

SPECPROABC

526598

Prospectus

Institutional Shares

April 29, 2004

 GOLDMAN SACHS SPECIALTY FUNDS

■ Goldman Sachs Tollkeeper FundSM (formerly, Internet Tollkeeper Fund) ■ Goldman Sachs CORESM Tax-Managed Equity Fund ■ Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P., (“GSAM®”), serves as investment adviser to the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds. CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the CORE Tax-Managed Equity Fund’s investment process. GSAM is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—TOLLKEEPER FUND

THIS FUND INVESTS IN “TOLLKEEPER” COMPANIES (AS DESCRIBED ON PAGES 4 AND 5), AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED THE FUND’S BENCHMARK DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE AT THAT TIME. IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.

1

■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs Tollkeeper Fund (formerly, Internet Tollkeeper Fund)

FUND FACTS

Objective:	Long-term growth of capital

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on technology, media and service companies

Investment Style:	Growth

Symbol:	GITIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Tollkeeper” companies (as described below). The Fund seeks to achieve its investment objective by investing in equity investments of companies that the Investment Adviser believes are well positioned to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Tollkeepers. In general, the Investment Adviser defines a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Investment Adviser seeks to identify Tollkeeper companies that exhibit many of the following characteristics:

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Strong brand name
■	Dominant market share
■	Recurring revenue streams
■	Free cash flow generation
■	Long product life cycle
■	Enduring competitive advantage
■	Excellent management

To the Investment Adviser, tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Investment Adviser believes that the characteristics of many tollkeeper companies, including dominant market share, strong brand name and recurring revenue or the ability to generate free cash flow, should enable them to consistently grow their business. The Investment Adviser does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Tollkeepers).

The Internet is an example of a technology that the Investment Adviser believes will drive growth for many Tollkeeper businesses. The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Because of its focus on technology, media and service companies, the Fund’s investment performance will be closely tied to many factors which affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

5

Goldman Sachs CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

Symbol:	GCTIX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

7

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

Symbol:	GREIX

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

9

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information about these and other investment practices and securities see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;		CORE
limited only by the objectives and strategies		Tax-Managed	Real Estate
of the Fund	Tollkeeper	Equity	Securities
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	—	15
Cross Hedging of Currencies	•	—	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	15	15	15
Foreign Currency Transactions**	•	—	•
Futures Contracts and Options on Futures Contracts	•	•[3]	•
Interest Rate Caps, Floors and Collars	—	•	•
Investment Company Securities (including exchange-traded funds)	10	10	10
Mortgage Dollar Rolls	—	—	•
Options on Foreign Currencies[1]	•	—	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	—	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Tollkeeper and Real Estate Securities Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.
[3]	The CORE Tax-Managed Equity Fund may enter into futures transactions only with respect to U.S. equity indices.

10

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;			CORE
limited only by the objectives and strategies			Tax-Managed	Real Estate
of the Fund	Tollkeeper		Equity	Securities
— Not permitted	Fund		Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•		• [4]	•
Asset-Backed and Mortgage-Backed Securities[5]	•		—	•
Bank Obligations[5]	•		•	•
Convertible Securities[6]	•		•	•
Corporate Debt Obligations[5]	•		•	•
Equity Investments	80	+	80 +	80 +
Emerging Country Securities[7]	25		—	15
Fixed Income Securities	20		20[8]	20
Foreign Securities[7]	25		•[9]	15
Non-Investment Grade Fixed Income Securities	20	[10]	—	20 [10]
Real Estate Investment Trusts	•		•	•
Stripped Mortgage-Backed Securities[5]	—		—	•
Structured Securities*[5]	•		•	•
Temporary Investments	•		35	•
U.S. Government Securities[5]	•		•	•
Yield Curve Options and Inverse Floating Rate Securities	—		•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	The CORE Tax-Managed Equity Fund does not invest in European Depositary Receipts.
[5]	Limited by the amount the Fund invests in fixed-income securities.
[6]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[7]	The Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[8]	Cash equivalents only.
[9]	Equity securities of foreign issuers must be traded in the United States.
[10]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally-recognized statistical rating organization at the time of investment.

11

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		CORE	Real Estate
• Applicable	Tollkeeper	Tax-Managed	Securities
— Not applicable	Fund	Equity	Fund
Fund

Credit/Default	•	•	•

Foreign	•	•	•

Emerging Countries	•	—	•

Industry Concentration	•	—	•

Stock	•	•	•

Derivatives	•	•	•

Interest Rate	•	•	•

IPO	•	—	•

Management	•	•	•

Market	•	•	•

Liquidity	•	•	•

REIT	•	—	•

Investment Style	•	•	•

Mid Cap and Small Cap	•	•	•
Internet	•	—	—
Tax-Managed Investment Risk	—	•	—

General Risks:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations.

12

PRINCIPAL RISKS OF THE FUNDS

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that a Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

13

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can

14

PRINCIPAL RISKS OF THE FUNDS

cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Other Specific Risks:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies and therefore the value of the Tollkeeper Fund will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
■	Tax-Managed Investment Risk—Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the CORE Tax-Managed Equity Fund may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

15

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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FUND PERFORMANCE

Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +24.69% Worst Quarter* Q3 ’01 -37.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Institutional Shares (Inception 10/1/99)
Returns Before Taxes	46.30%	-7.38%
Returns After Taxes on Distributions**	46.30%	-7.50%
Returns After Taxes on Distributions and Sale of Fund Shares**	30.09%	-6.18%
NASDAQ Composite Index****	50.01%	-7.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
****	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.

From October 1, 1999 to August 1, 2004, under normal circumstances, the Fund invested at least 80% of its Net Assets in equity investments in “Internet Tollkeeper” companies which are companies in the media, telecommunications, technology and Internet sectors which provide or permit Internet companies or Internet users access to content, services or infrastructure. Beginning August 1, 2004, the Fund will invest at least 80% of its Net Assets in equity investments in “Tollkeeper” companies which are companies in the technology, media, or service sectors that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

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CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +14.17% Worst Quarter* Q3 ’02 -15.18%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Institutional Shares (Inception 4/3/00)
Returns Before Taxes	29.70%	-5.02%
Returns After Taxes on Distributions**	29.70%	-5.06%
Returns After Taxes on Distributions and Sale of Fund Shares**	19.30%	-4.24%
Russell 3000 Index***	31.06%	-5.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

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FUND PERFORMANCE

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’99 +13.01% Worst Quarter* Q3 ’02 -11.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Institutional Shares (Inception 7/27/98)
Returns Before Taxes	39.90%	15.30%	12.63%
Returns After Taxes on Distributions**	37.75%	13.13%	10.55%
Returns After Taxes on Distributions and Sale of Fund Shares**	26.03%	11.99%	9.67%
Wilshire Real Estate Securities Index***	37.09%	14.48%	10.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rules and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

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Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

CORE
		Tax-Managed	Real Estate
	Tollkeeper	Equity	Securities
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%	0.75%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.15%	0.42%	0.16%

Total Fund Operating Expenses*	1.15%	1.17%	1.16%

See page 21 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		CORE
		Tax-Managed	Real Estate
	Tollkeeper	Equity	Securities
	Fund[1]	Fund[3]	Fund[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	0.75%	1.00%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.10%	0.09%	0.04%

Total Fund Operating Expenses (after expense limitations)	1.10%	0.84%	1.04%

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FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Tollkeeper	0.06%
CORE Tax-Managed	0.05%
Real Estate Securities	0.00%

[3]	The “Other Expenses” and “Total Fund Operating Expenses” of the Fund (after any expense limitations) have been restated to reflect the current expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

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Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Tollkeeper	$117	$365	$633	$1,398

CORE Tax-Managed Equity	$119	$372	$644	$1,420

Real Estate Securities	$118	$368	$638	$1,409

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

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Service Providers

INVESTMENT ADVISER

GSAM, 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

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monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2003

Tollkeeper	1.00%	1.00%

CORE Tax-Managed Equity	0.75%	0.75%

Real Estate Securities	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Growth Investment Team

■	23-year consistent investment style applied through diverse and complete market cycles

■	More than $25 billion in equities currently under management

■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a portfolio manager and Chief Investment Officer in 1981.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1990.

Joseph Hudepohl, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Hudepohl joined the Investment Adviser as an equity analyst in 1999. He became a portfolio manager in March 2004. From 1997 to 1999 he was an analyst in Goldman Sachs & Co.’s investment banking division.

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1994 and became a portfolio manager in 1999. From 1994 to 1997, he was an information systems specialist and equity analyst at Liberty.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Rabinowitz joined the Investment Adviser as an equity analyst in 1999. Prior to joining the team, he was a senior software engineer at Motorola.

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1992.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department

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■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown, CFA Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Gary Chropuvka Vice President	Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Chropuvka joined the Investment Adviser in March 1998. From 1993 to 1997 he spent four years with Morgan Stanley’s Correspondent Clearing Group.

Robert C. Jones, CFA Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Wilson K. Magee, Jr., Vice-President	Portfolio Manager— CORE Tax-Managed Equity	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in 2003. From 1997 to 2002, he was a portfolio manager for Grantham Mayo Van Otterloo & Co.

Don Mulvihill Managing Director	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the CORE team in 1999.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Real Estate Securities Team
The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions

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SERVICE PROVIDERS

■	Asset management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Collin Bell Vice President	Client Portfolio Manager Real Estate Securities	Since 2003	Mr. Bell joined the Investment Adviser in 1997 as a product- marketing analyst focused on private clients. In April of 2003, he became a client portfolio manager and research analyst for the Real Estate Securities Team.

Mark Howard-Johnson, CFA Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business.

Wilson Magee Vice President	Senior Portfolio Manager Real Estate Securities	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in early 2003. He has been actively involved in real estate since 1981 and previously was a portfolio manager at Grantham Mayo Van Otterloo.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs

27

and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global service firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser, to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Funds along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the

28

SERVICE PROVIDERS

Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

29

Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the CORE Tax-Managed Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Tollkeeper	Annually	Annually

CORE Tax-Managed Equity	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?

Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the

31

Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

32

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Foundations and Endowments

■ Individual investors	$10,000,000
■ Qualified non-profit organizations and charitable trusts
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

33

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

34

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open a Fund for purchase, redemption and exchange transactions if the Federal

35

Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

36

SHAREHOLDER GUIDE

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would

37

ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that

38

SHAREHOLDER GUIDE

distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

39

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes (although the CORE Tax-Managed Equity Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. (This reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008). Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

41

are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year. The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the CORE Tax-Managed Fund are subject to the tax risks described previously under “Principal Risks of the Funds.”

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. The Tollkeeper Fund may invest in Internet and Internet-related companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and

45

Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Tollkeeper and Real Estate Securities Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies and REITs. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies and REITs. Investments in small and mid-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots

46

APPENDIX A

over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. In general, each Fund may make foreign investments, although the CORE Tax-Managed Fund may only invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

47

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts

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APPENDIX A

(“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when

49

the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while

50

APPENDIX A

governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial

51

drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be

52

APPENDIX A

significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign government, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s; P-2 by Moody’s or having a comparable rating by another NRSRO

53

■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange

54

APPENDIX A

rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of

55

market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

56

APPENDIX A

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges (except that the CORE Tax-Managed Fund may only engage in futures transactions with respect to U.S. equity indices).

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

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Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

58

APPENDIX A

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the- box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations,

59

may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including

60

APPENDIX A

the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

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U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and

62

APPENDIX A

other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or

63

emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount,

64

APPENDIX A

however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

65

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young, LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

TOLLKEEPER FUND (formerly, Internet Tollkeeper Fund)

	Institutional Shares

					For the
					Period Ended
					December 31,
	Years Ended December 31,				1999
					(commenced
	2003	2002	2001	2000	October 1)

Net asset value, beginning of period	$4.86	$7.98	$11.97	$19.25	$10.00

Income (loss) from investment operations

Net investment loss[c]	(0.05)	(0.06)	(0.09)	(0.13)	(0.03)

Net realized and unrealized gain (loss)	2.30	(3.06)	(3.90)	(6.94)	9.28

Total from investment operations	2.25	(3.12)	(3.99)	(7.07)	9.25

Distributions to shareholders

From net realized gains	—	—	—	(0.21)	—

Net asset value, end of period	$7.11	$4.86	$7.98	$11.97	$19.25

Total return[a]	46.30%	(39.10)%	(33.33)%	(36.88)%	92.50%

Net assets at end of period (in 000s)	$27,687	$15,920	$56,030	$104,631	$68,275

Ratio of net expenses to average net assets	1.10%	1.11%	1.10%	1.10%	1.10%[b]

Ratio of net investment loss to average net assets	(0.89)%	(1.06)%	(0.97)%	(0.74)%	(0.88)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.15%	1.16%	1.10%	1.10%	1.39%[b]

Ratio of net investment loss to average net assets	(0.94)%	(1.11)%	(0.97)%	(0.74)%	(1.17)%[b]

Portfolio turnover rate	27%	28%	24%	82%	16%

See page 69 for all footnotes.

66

APPENDIX B

CORE TAX-MANAGED EQUITY FUND

	Institutional Shares

				For the
				Period Ended
				December 31,
	Years Ended December 31,			2000
				(commenced
	2003	2002	2001	April 3)

Net asset value, beginning of period	$6.33	$7.96	$8.96	$10.00

Income (loss) from investment operations

Net investment income (loss)[c]	0.05	0.04	0.03	0.13

Net realized and unrealized loss	1.83	(1.67)	(1.00)	(1.17)

Total from investment operations	1.88	(1.63)	(0.97)	(1.04)

Distributions to shareholders

From net investment income	—	—	(0.03)	—

Net asset value, end of period	$8.21	$6.33	$7.96	$8.96

Total return[a]	29.70%	(20.48)%	(10.78)%	(10.40)%

Net assets at end of period (in 000s)	$2,814	$5,863	$9,933	$11,787

Ratio of net expenses to average net assets	0.85%	0.86%	0.84%	0.84%[b]

Ratio of net investment income (loss) to average net assets	0.65%	0.52%	0.42%	1.87%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.17%	1.08%	1.05%	1.63%[b]

Ratio of net investment income (loss) to average net assets	0.33%	0.30%	0.21%	1.08%[b]

Portfolio turnover rate	73%	81%	102%	77%

See page 69 for all footnotes.

67

REAL ESTATE SECURITIES FUND

	Institutional Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$10.55	$10.87	$11.03	$8.69	$9.21

Income (loss) from investment operations

Net investment income[c]	0.46	0.51	0.41	0.48	0.40

Net realized and unrealized gain (loss)	3.65	(0.14)	0.34	2.30	(0.47)

Total from investment operations	4.11	0.37	0.75	2.78	(0.07)

Distributions to shareholders

From net investment income	(0.48)	(0.36)	(0.44)	(0.40)	(0.40)

In excess of net investment income	—	—	—	—	(0.03)

From realized gains	(0.16)	(0.27)	(0.47)	—	—

From tax return of capital	—	(0.06)	—	(0.04)	(0.02)

Total distributions	(0.64)	(0.69)	(0.91)	(0.44)	(0.45)

Net asset value, end of period	$14.02	$10.55	$10.87	$11.03	$8.69

Total return[a]	39.90%	3.31%	7.16%	32.45%	(0.64)%

Net assets at end of period (in 000s)	$125,388	$76,792	$74,923	$74,125	$42,790

Ratio of net expenses to average net assets	1.04%	1.05%	1.04%	1.04%	1.04%

Ratio of net investment income to average net assets	3.81%	4.53%	3.75%	4.89%	4.43%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.16%	1.19%	1.18%	1.34%	1.31%

Ratio of net investment income to average net assets	3.69%	4.39%	3.61%	4.59%	4.16%

Portfolio turnover rate	17%	37%	50%	49%	37%

See page 69 for all footnotes.

68

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.

c	Calculated based on the average shares outstanding methodology.

69

Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Tollkeeper Fund
6	Goldman Sachs CORE Tax-Managed Equity Fund
8	Goldman Sachs Real Estate Securities Fund

10 Other Investment Practices and Securities

12 Principal Risks of the Funds

16 Fund Performance

20 Fund Fees and Expenses

23 Service Providers

30 Dividends

31 Shareholder Guide
31	How To Buy Shares
36	How To Sell Shares

41 Taxation

44 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

66 Appendix B Financial Highlights

Specialty Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GSAM® is a registered service mark of Goldman, Sachs & Co.

SPECPROINST

Prospectus

Service Shares

April 29, 2004

 GOLDMAN SACHS SPECIALTY FUNDS

■ Goldman Sachs Tollkeeper Fund SM (formerly, Internet Tollkeeper Fund) ■ Goldman Sachs CORE SM Tax-Managed Equity Fund ■ Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P., (“GSAM®”), serves as investment adviser to the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds. CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the CORE Tax-Managed Equity Fund’s investment process. GSAM is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—TOLLKEEPER FUND

THIS FUND INVESTS IN “TOLLKEEPER” COMPANIES (AS DESCRIBED ON PAGES 4 AND 5), AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED THE FUND’S BENCHMARK DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE AT THAT TIME. IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.

1

■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

3

Fund Investment Objectives and Strategies

Goldman Sachs Tollkeeper Fund (formerly, Internet Tollkeeper Fund)

FUND FACTS

Objective:	Long-term growth of capital

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on technology, media and service companies

Investment Style:	Growth

Symbol:	GITSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Tollkeeper” companies (as described below). The Fund seeks to achieve its investment objective by investing in equity investments of companies that the Investment Adviser believes are well positioned to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Tollkeepers. In general, the Investment Adviser defines a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Investment Adviser seeks to identify Tollkeeper companies that exhibit many of the following characteristics:

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

■	Strong brand name
■	Dominant market share
■	Recurring revenue streams
■	Free cash flow generation
■	Long product life cycle
■	Enduring competitive advantage
■	Excellent management

To the Investment Adviser, tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Investment Adviser believes that the characteristics of many tollkeeper companies, including dominant market share, strong brand name and recurring revenue or the ability to generate free cash flow, should enable them to consistently grow their business. The Investment Adviser does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Tollkeepers).

The Internet is an example of a technology that the Investment Adviser believes will drive growth for many Tollkeeper businesses. The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include technology, media and service companies.

Because of its focus on technology, media and service companies, the Fund’s investment performance will be closely tied to many factors which affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

5

Goldman Sachs CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

Symbol:	GCTSX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

7

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

Symbol:	GRESX

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

9

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information about these and other investment practices and securities see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;		CORE
limited only by the objectives and strategies		Tax-Managed	Real Estate
of the Fund	Tollkeeper	Equity	Securities
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	—	15
Cross Hedging of Currencies	•	—	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	15	15	15
Foreign Currency Transactions**	•	—	•
Futures Contracts and Options on Futures Contracts	•	•[3]	•
Interest Rate Caps, Floors and Collars	—	•	•
Investment Company Securities (including exchange-traded funds)	10	10	10
Mortgage Dollar Rolls	—	—	•
Options on Foreign Currencies[1]	•	—	•
Options on Securities and Securities Indices[2]	•	•	•
Repurchase Agreements	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	—	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Tollkeeper and Real Estate Securities Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.
[3]	The CORE Tax-Managed Equity Fund may enter into futures transactions only with respect to U.S. equity indices.

10

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;			CORE
limited only by the objectives and strategies			Tax-Managed	Real Estate
of the Fund	Tollkeeper		Equity	Securities
— Not permitted	Fund		Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•		• [4]	•
Asset-Backed and Mortgage-Backed Securities[5]	•		—	•
Bank Obligations[5]	•		•	•
Convertible Securities[6]	•		•	•
Corporate Debt Obligations[5]	•		•	•
Equity Investments	80	+	80 +	80 +
Emerging Country Securities[7]	25		—	15
Fixed Income Securities	20		20[8]	20
Foreign Securities[7]	25		•[9]	15
Non-Investment Grade Fixed Income Securities	20	[10]	—	20 [10]
Real Estate Investment Trusts	•		•	•
Stripped Mortgage-Backed Securities[5]	—		—	•
Structured Securities*[5]	•		•	•
Temporary Investments	•		35	•
U.S. Government Securities[5]	•		•	•
Yield Curve Options and Inverse Floating Rate Securities	—		•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	The CORE Tax-Managed Equity Fund does not invest in European Depositary Receipts.
[5]	Limited by the amount the Fund invests in fixed-income securities.
[6]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[7]	The Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[8]	Cash equivalents only.
[9]	Equity securities of foreign issuers must be traded in the United States.
[10]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally-recognized statistical rating organization at the time of investment.

11

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		CORE	Real Estate
• Applicable	Tollkeeper	Tax-Managed	Securities
— Not applicable	Fund	Equity	Fund
Fund

Credit/Default	•	•	•

Foreign	•	•	•

Emerging Countries	•	—	•

Industry Concentration	•	—	•

Stock	•	•	•

Derivatives	•	•	•

Interest Rate	•	•	•

IPO	•	—	•

Management	•	•	•

Market	•	•	•

Liquidity	•	•	•

REIT	•	—	•

Investment Style	•	•	•

Mid Cap and Small Cap	•	•	•
Internet	•	—	—
Tax-Managed Investment Risk	—	•	—

General Risks:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations.

12

PRINCIPAL RISKS OF THE FUNDS

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that a Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. A Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a Fund may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

13

■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can

14

PRINCIPAL RISKS OF THE FUNDS

cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Other Specific Risks:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies and therefore the value of the Tollkeeper Fund will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
■	Tax-Managed Investment Risk—Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the CORE Tax-Managed Equity Fund may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

15

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and long-term 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

16

Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +24.64% Worst Quarter* Q3 ’01 -37.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Service Shares (Inception 10/1/99)
Returns Before Taxes	45.61%	-7.84%
Returns After Taxes on Distributions**	45.61%	-7.96%
Returns After Taxes on Distributions and Sale of Fund Shares**	29.64%	-6.26%
NASDAQ Composite Index****	50.01%	-7.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
****	The NASDAQ Composite Index is a broad-based composite-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.
From October 1, 1999 to August 1, 2004, under normal circumstances, the Fund invested at least 80% of its Net Assets in equity investments in “Internet Tollkeeper” companies which are companies in the media, telecommunications, technology and internet sectors which provide or permit Internet companies or Internet users access to content, services or infrastructure. Beginning August 1, 2004, the Fund will invest at least 80% of its Net Assets in equity investments in “Tollkeeper” companies which are companies in the technology, media, or service sectors that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

17

FUND PERFORMANCE

CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +14.59% Worst Quarter* Q3 ’02 -15.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Service Shares (Inception 4/3/00)
Returns Before Taxes	29.17%	-5.48%
Returns After Taxes on Distributions**	29.17%	-5.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	18.46%	-4.63%
Russell 3000 Index***	31.06%	-5.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

18

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’99 +12.88% Worst Quarter* Q3 ’02 -11.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 7/27/98)
Returns Before Taxes	39.24%	14.81%	12.14%
Returns After Taxes on Distributions**	37.33%	12.85%	10.26%
Returns After Taxes on Distributions and Sale of Fund Shares**	25.63%	11.70%	9.38%
Wilshire Real Estate Securities Index***	37.09%	14.98%	10.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

19

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

		CORE
		Tax-Managed	Real Estate
	Tollkeeper	Equity	Securities
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%	0.75%	1.00%
Other Expenses	0.65%	0.92%	0.66%
Service Fees[2]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[3]	0.15%	0.42%	0.16%

Total Fund Operating Expenses*	1.65%	1.67%	1.66%

See page 21 for all other footnotes.

*	As a result of expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		CORE
		Tax-Managed	Real Estate
	Tollkeeper	Equity	Securities
	Fund[1]	Fund[4]	Fund[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	1.00%	0.75%	1.00%
Other Expenses	0.60%	0.59%	0.54%
Service Fees[2]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[3]	0.10%	0.09%	0.04%

Total Fund Operating Expenses (after expense limitations)	1.60%	1.34%	1.54%

20

FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Tollkeeper	0.06%
CORE Tax-Managed Equity	0.05%
Real Estate Securities	0.00%

[4]	The “Other Expenses” and “Total Fund Operating Expenses” of the Fund (after any expense limitation) have been restated to reflect the current expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Fund incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

21

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Tollkeeper	$168	$520	$897	$1,955

CORE Tax-Managed Equity	$170	$526	$907	$1,976

Real Estate Securities	$169	$523	$902	$1,965

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

22

Service Providers

INVESTMENT ADVISER

GSAM, 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

23

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2003

Tollkeeper	1.00%	1.00%

CORE Tax-Managed Equity	0.75%	0.75%

Real Estate Securities	1.00%	1.00%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

FUND MANAGERS

Growth Investment Team

■	23-year consistent investment style applied through diverse and complete market cycles

■	More than $25 billion in equities currently under management

■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

24

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a portfolio manager and Chief Investment Officer in 1981.

Gregory H. Ekizian, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1990.

Joseph Hudepohl, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Hudepohl joined the Investment Adviser as an equity analyst in 1999. He became a portfolio manager in March 2004. From 1997 to 1999 he was an analyst in Goldman, Sachs & Co.’s investment banking division.

Scott Kolar, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1994 and became a portfolio manager in 1999. From 1994 to 1997, he was an information systems specialist and equity analyst at Liberty.

Andrew F. Pyne Managing Director	Senior Portfolio Manager— Tollkeeper	Since 2000	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Jeffrey Rabinowitz, CFA Vice President	Portfolio Manager— Tollkeeper	Since 2004	Mr. Rabinowitz joined the Investment Adviser as an equity analyst in 1999. Prior to joining the team, he was a senior software engineer at Motorola.

Ernest C. Segundo, Jr., CFA Vice President	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1992.

Mark Shattan, CFA Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shattan joined the Investment Adviser as an equity analyst in 1999 and became a portfolio manager in 2002. From 1997 to 1999 he was an equity research analyst at Salomon Smith Barney.

David G. Shell, CFA Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department

25

■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown, CFA Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Gary Chropuvka Vice President	Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Chropuvka joined the Investment Adviser in March 1998. From 1993 to 1997 he spent four years with Morgan Stanley’s Correspondent Clearing Group.

Robert C. Jones, CFA Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Wilson K. Magee, Jr., Vice-President	Portfolio Manager— CORE Tax-Managed Equity	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in 2003. From 1997 to 2002, he was a portfolio manager for Grantham Mayo Van Otterloo & Co.

Don Mulvihill Managing Director	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 1999	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the CORE team in 1999.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

Real Estate Securities Team
The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions

26

SERVICE PROVIDERS

■	Asset management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Collin Bell Vice President	Client Portfolio Manager— Real Estate Securities	Since 2003	Mr. Bell joined the Investment Adviser in 1997 as a product- marketing analyst focused on private clients. In April of 2003, he became a client portfolio manager and research analyst for the Real Estate Securities Team.

Mark Howard-Johnson, CFA Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business.

Wilson Magee Vice President	Senior Portfolio Manager— Real Estate Securities	Since 2003	Mr. Magee joined the Investment Adviser as a portfolio manager in early 2003. He has been actively involved in real estate since 1981 and previously was a portfolio manager at Grantham Mayo Van Otterloo.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs

27

and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global service firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser, to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Funds along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the

28

SERVICE PROVIDERS

Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the CORE Tax-Managed Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Tollkeeper	Annually	Annually

CORE Tax-Managed Equity	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers

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■	Acting as liaison between the Service Organization’s customers and the Trust.

■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and

32

SHAREHOLDER GUIDE

are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an

33

investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

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SHAREHOLDER GUIDE

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

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A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum

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account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

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SHAREHOLDER GUIDE

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.

■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.

■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

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What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes (although the CORE Tax-Managed Equity Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. (This reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008.) Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January

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are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year. The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the CORE Tax-Managed Fund are subject to the tax risks described previously under “Principal Risks of the Funds.”

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. The Tollkeeper Fund may invest in Internet and Internet-related companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and

45

Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Tollkeeper and Real Estate Securities Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization and Mid-Capitalization Companies and REITs. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies and REITs. Investments in small and mid-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots

46

APPENDIX A

over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. In general, each Fund may make foreign investments, although the CORE Tax-Managed Fund may only invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

47

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts

48

APPENDIX A

(“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. Similarly, EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when

49

the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while

50

APPENDIX A

governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial

51

drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be

52

APPENDIX A

significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign government, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s; P-2 by Moody’s or having a comparable rating by another NRSRO

53

■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange

54

APPENDIX A

rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of

55

market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

56

APPENDIX A

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges (except that the CORE Tax-Managed Fund may only engage in futures transactions with respect to U.S. equity indices).

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

57

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by

58

APPENDIX A

the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the- box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations,

59

may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including

60

APPENDIX A

the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

61

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and

62

APPENDIX A

other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or

63

emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount,

64

APPENDIX A

however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

65

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young, LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

TOLLKEEPER FUND (formerly, Internet Tollkeeper Fund)

	Service Shares

					For the
					Period Ended
					December 31,
	For the Years Ended December 31,				1999
					(commenced
	2003	2002	2001	2000	October 1)

Net asset value, beginning of period	$4.78	$7.89	$11.88	$19.23	$10.00

Income (loss) from investment operations

Net investment loss[c]	(0.08)	(0.09)	(0.13)	(0.21)	(0.05)

Net realized and unrealized gain (loss)	2.26	(3.02)	(3.86)	(6.93)	9.28

Total from investment operations	2.18	(3.11)	(3.99)	(7.14)	9.23

Distributions to shareholders

From net realized gains	—	—	—	(0.21)	—

Net asset value, end of period	$6.96	$4.78	$7.89	$11.88	$19.23

Total return[a]	45.61%	(39.42)%	(33.59)%	(37.28)%	92.30%

Net assets at end of period (in 000s)	$48	$74	$309	$566	$53

Ratio of net expenses to average net assets	1.60%	1.61%	1.60%	1.60%	1.60%[b]

Ratio of net investment loss to average net assets	(1.39)%	(1.56)%	(1.40)%	(1.29)%	(1.35)%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.65%	1.66%	1.60%	1.60%	1.89%[b]

Ratio of net investment loss to average net assets	(1.44)%	(1.61)%	(1.40)%	(1.29)%	(1.64)%[b]

Portfolio turnover rate	27%	28%	24%	82%	16%

See page 69 for all footnotes.

66

APPENDIX B

CORE TAX-MANAGED EQUITY FUND

	Service Shares

				For the
				Period Ended
	For the Years Ended			December 31,
	December 31,			2000
				(commenced
	2003	2002	2001	April 3)

Net asset value, beginning of period	$6.24	$7.90	$8.93	$10.00

Income (loss) from investment operations

Net investment income (loss)[c]	0.01	— [d]	(0.01)	0.06

Net realized and unrealized loss	1.81	(1.66)	(0.99)	(1.13)

Total from investment operations	1.82	(1.66)	(1.00)	(1.07)

Distributions to shareholders

From net investment income	—	—	(0.03)	—

Net asset value, end of period	$8.06	$6.24	$7.90	$8.93

Total return[a]	29.17%	(21.01)%	(11.15)%	(10.70)%

Net assets at end of period (in 000s)	$856	$729	$723	$533

Ratio of net expenses to average net assets	1.35%	1.36%	1.34%	1.34%[b]

Ratio of net investment income (loss) to average net assets	0.15%	0.03%	(0.09)%	0.94%[b]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.67%	1.58%	1.55%	2.13%[b]

Ratio of net investment income (loss) to average net assets	(0.17)%	(0.19)%	(0.30)%	0.15%[b]

Portfolio turnover rate	73%	81%	102%	77%

See page 69 for all footnotes.

67

REAL ESTATE SECURITIES FUND

	Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of period	$10.57	$10.90	$11.04	$8.69	$9.21

Income (loss) from investment operations

Net investment income[c]	0.47	0.42	0.37	0.44	0.38

Net realized and unrealized gain (loss)	3.59	(0.11)	0.34	2.30	(0.49)

Total from investment operations	4.06	0.31	0.71	2.74	(0.11)

Distributions to shareholders

From net investment income	(0.42)	(0.31)	(0.38)	(0.35)	(0.38)

In excess of net investment income	—	—	—	—	(0.01)

From realized gains	(0.16)	(0.27)	(0.47)	—	—

From tax return of capital	—	(0.06)	—	(0.04)	(0.02)

Total distributions	(0.58)	(0.64)	(0.85)	(0.39)	(0.41)

Net asset value, end of period	$14.05	$10.57	$10.90	$11.04	$8.69

Total return[a]	39.24%	2.78%	6.83%	31.99%	(1.12)%

Net assets at end of period (in 000s)	$130	$30	$2	$2	$1

Ratio of net expenses to average net assets	1.54%	1.55%	1.54%	1.34%	1.54%

Ratio of net investment income to average net assets	3.78%	3.97%	3.32%	4.46%	4.17%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.66%	1.69%	1.68%	1.84%	1.81%

Ratio of net investment income to average net assets	3.66%	3.83%	3.18%	4.16%	3.90%

Portfolio turnover rate	17%	37%	50%	49%	37%

See page 69 for all footnotes.

68

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
b	Annualized.
c	Calculated based on the average shares outstanding methodology.
d	Less than $0.005 per share.

69

Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Tollkeeper Fund
6	Goldman Sachs CORE Tax-Managed Fund
8	Goldman Sachs Real Estate Securities Fund

10 Other Investment Practices and Securities

12 Principal Risks of the Funds

16 Fund Performance

20 Fund Fees and Expenses

23 Service Providers

30 Dividends

31 Shareholder Guide
31	How To Buy Shares
35	How To Sell Shares

41 Taxation

44 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

66 Appendix B Financial Highlights

Specialty Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

GSAM® is a registered service mark of Goldman, Sachs & Co.

SPECPROSVC

GOLDMAN SACHS TRUST

Class A, B, C, Service and Institutional Shares of
Goldman Sachs Internet Tollkeeper FundSM

Supplement Dated April 29, 2004 to the Statement of Additional Information
Dated April 29, 2004

Effective August 1, 2004, the Goldman Sachs Internet Tollkeeper Fund will change its name to the Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund will change its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. For more information about the Goldman Sachs Tollkeeper Fund, please see the statement of additional information dated April 29, 2004 which accompanies this supplement.

Until August 1, 2004, the following information with respect to the Goldman Sachs Internet Tollkeeper Fund replaces the corresponding information in the Statement of Additional Information (the “Statement of Additional Information”) under the section “General Information Regarding the Funds”:

     Internet Tollkeeper Fund — Growth Style. The Internet Tollkeeper Fund is managed using a growth equity oriented approach. Equity investments for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     The Internet Generally. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information and conduct business. It is dramatically changing the way consumers and businesses are buying and selling goods and services. The World Wide Web, a means of graphically interfacing with the

Internet, provides companies with the ability to reach a global audience with greater operating efficiency and conveniently provides consumers with a broad selection of services and products.

     Historical technological breakthroughs like the invention of the telephone, electricity and the automobile changed the way people lived and conducted commerce. As with previous advancements in communication there has been a tremendous amount of excitement and activity being generated by people researching information, consumers shopping for products, companies improving their business plans and investors seeking to capitalize on opportunities. The advent of the radio, television and the personal computer was also met with a high degree of excitement and many of the companies that were associated with the new technology received high stock valuations. Only a few of these original companies were able to achieve long-term success. The Investment Adviser believes that it is difficult to predict which of the new Internet companies will ultimately succeed but that there will be many established companies that will benefit from the growth of the Internet.

     Origins of the Internet. The evolution of the Internet began as a result of the Cold War. In 1962, The Rand Corporation was asked by the United States Military to devise a military communication network that could survive a nuclear war. The basic premise of the network was to have a decentralized network that would still be able to deliver messages to their destinations even if some nodes (cities) were destroyed along the route.

     The first network called ARAPNET connected four universities in 1969. The original use of the network was for long-distance computation that allowed researchers to collaborate on projects. A secondary use also evolved as people began to use the network as an electronic post office to trade e-mails. As networking technology improved and the number of personal computers increased the Internet evolved into much more than a global communications medium. Today, electronic communication and commerce have become integral parts of the global economy. International Data Corporation (IDC) estimates that in 1995 there were approximately 101 billion e-mail messages sent worldwide, and that by 2000 the number of e-mail messages sent worldwide increased to 2.6 trillion. IDC further estimates that, by 2005, there will be approximately 9.2 trillion e-mail messages sent worldwide.

     Growth of the Internet. Personal and business use of the Internet is growing quickly. Personal uses of the Internet now include sending electronic mail, researching a wide variety of information, shopping for goods and services, accessing on-line versions of publications, getting maps and driving directions and listing group or association schedules and events. Businesses are offering products and services to both consumers and business clients. According to Jupiter Research, U.S. business to business electronic commerce was $336 billion in 2000 and is expected to grow to $6.3 trillion in 2005. Companies are offering products and services that do not require the customer’s physical presence to purchase including books, apparel, music, videos, computer hardware and software, consumer electronics, appliances, airline tickets and stock trading. Additionally, consumers are able to use the internet to comparison shop for prices and to track on-line purchases, adding to the convenience of purchasing through use of the internet. Electronic commerce offers businesses the opportunity to improve communication with employees, suppliers and customers thereby streamlining the purchasing process.

     Risk Considerations Regarding the Internet Industry. Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund’s shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

     The success of the many Internet companies will also depend in large part upon the development and maintenance of the infrastructure of the World Wide Web for providing reliable Web access and services, such as a reliable network backbone with the necessary speed, data capacity and security, or timely development of complementary products such as high speed modems. There can be no assurance that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will continue to be developed or that if they are developed, that the Web will continue to be a viable commercial marketplace for services such as those offered by Internet companies.

     The market for the purchase of products and services over the Internet is a new and emerging market and is subject to consumer and business acceptance and continued use as new technologies evolve. If continued acceptance and growth of Internet use does not occur, an Internet company’s business and financial performance will suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services, or purchase enhanced services or technology, for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

     Despite the implementation of security measures, an Internet company’s networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

     The law relating to the liability of online services companies for information carried on or disseminated through their services is currently unsettled. Claims have been brought, and in some cases successfully argued, against online services companies under both United States and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Certain federal laws have had the effect of protecting online services companies from certain of such claims concerning materials disseminated through their services, either by providing immunity or through failure of those bringing action against online services to show violation of such laws; nevertheless, online services companies sometimes have been held liable for materials disseminated through their services, particularly for claims of trademark infringement. In addition, legislation has been proposed that imposes liability for or prohibits the transmission over the Internet of certain types of information. The increased attention focused upon liability issues as a result of these lawsuits, the effect of existing federal legislation and legislative proposals could also favorably or disfavorably impact the growth of Internet use.

     It is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. The nature of such governmental action and the manner in which it may be interpreted and enforced cannot be fully determined. Such action could subject an Internet company and/or its customers to potential liability, which in turn could have an adverse effect on the Internet company’s business, results of operations and financial condition. The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the services of Internet companies or increase the cost of doing business or in some other manner have a material adverse effect on an Internet company’s business, results of operations and financial condition. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is developing. While the vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not directly contemplate or address the unique issues of the Internet and related technologies, amendments to these laws, new laws or court decisions could have the effect of favorably or disfavorably impacting the growth of Internet use.

     The U.S. Congress has adopted legislation, and is considering certain proposed legislation, to protect the privacy of personal information collected on the Internet. This legislation could require an online service to adopt safeguards to protect the confidentiality, security and integrity of personal information and provide a process for individuals to consent or limit the disclosure of such information. Certain states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. While a federal court has recently ruled in favor of online services companies regarding certain processes employed to obtain personal information from users, future court decisions, changes to existing laws or the passage of new laws intended to address privacy issues could create uncertainty in the marketplace that could reduce demand for the services of an internet company or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an internet company’s business, results of operations and financial condition.

     Internet companies do not collect sales or other similar taxes. However, one or more states may seek to impose sales tax collection obligations on Internet companies which engage in or facilitate online commerce, and proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services through the Internet. Such proposals, if adopted, could substantially impair the growth of electronic commerce, and could adversely affect an Internet company’s opportunity to derive financial benefit from such activities. Moreover, a successful assertion by one or more states or any foreign country that an Internet company should collect sales or other taxes on the exchange of merchandise on its system could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

     Legislation prohibiting states from imposing taxes on internet access or imposing multiple or discriminatory taxes on electronic commerce has been adopted by the U.S. Congress, with a tax moratorium ending on November 1, 2003. While there is proposed legislation before the U.S. Congress to permanently extend the tax moratorium and to encourage states to simplify their sales and use taxes, failure to extend the tax moratorium could allow various states to impose taxes on internet-based commerce and the imposition of such taxes could have a material adverse effect on an internet company’s business, results of operations and financial condition.

STATEMENT OF ADDITIONAL INFORMATION
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES

GOLDMAN SACHS TOLLKEEPER FUNDSM
(formerly Goldman Sachs Internet Tollkeeper Fund)
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
(Each a Specialty Fund of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Tollkeeper Fund, Goldman Sachs Real Estate Securities Fund and Goldman Sachs CORE Tax-Managed Equity Fund dated April 29, 2004, as they may be further amended and/or supplemented from time to time, (the “Prospectuses”), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors for each Fund, contained in each Fund’s 2003 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Funds’ annual report are incorporated by reference. The annual report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.

     Goldman Sachs Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

     GSAM® is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser	Distributor
32 Old Slip	85 Broad Street
New York, New York 10005	New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll free (in U.S.) . . . 800-621-2550

The date of this Additional Statement is April 29, 2004.

INTRODUCTION	3
INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	46
TRUSTEES AND OFFICERS	48
INVESTMENT ADVISER	58
POTENTIAL CONFLICTS OF INTEREST	61
PORTFOLIO TRANSACTIONS AND BROKERAGE	71
NET ASSET VALUE	76
PERFORMANCE INFORMATION	78
SHARES OF THE TRUST	85
TAXATION	90
FINANCIAL STATEMENTS	97
PROXY VOTING	97
OTHER INFORMATION	98
DISTRIBUTION AND SERVICE PLANS	100
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS	106
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN	111
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	1-A
APPENDIX B BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.	1-B
APPENDIX C STATEMENT OF INTENTION	1-C
APPENDIX D SUMMARY OF INSTITUTIONAL SHAREHOLDER SERVICES PROXY VOTING GUIDELINES	1-D

INTRODUCTION

     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was, established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Tollkeeper Fund (“Tollkeeper Fund”) (formerly Goldman Sachs Internet Tollkeeper Fund), Goldman Sachs Real Estate Securities Fund (“Real Estate Securities Fund”) and Goldman Sachs CORE Tax-Managed Equity Fund (“CORE Tax-Managed Equity Fund”) (collectively referred to herein as the “Funds”).

     The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”

     Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) (formerly, Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company (“State Street”).

     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

     The following discussion supplements the information in the Funds’ Prospectuses.

General Information Regarding The Funds.

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified. For the CORE Tax-Managed Equity Fund, the Investment Adviser utilizes advanced quantitative tools for both stock selection and portfolio construction. For rebalancings, the computer optimizer calculates numerous security combinations and numerous weightings to identify an efficient risk/return given the Fund’s benchmark.

     Tollkeeper Fund - Growth Style. The Tollkeeper Fund is managed using a growth equity oriented approach. Equity investments for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; established brand name; long product life cycle; enduring competitive advantages; effective research, product development, and marketing; pricing power; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Tollkeepers. In general, the Investment Adviser defines a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. In addition, the Investment Adviser believes that these businesses seek to exhibit structural, competitive and strategic advantages that should drive sustainable growth over the long term. The Investment Adviser seeks to identify Tollkeeper companies that exhibit many of the following characteristics:

•	Strong brand name

•	Dominant market share

•	Recurring revenue streams

•	Free cash flow generation

•	Long product life cycle

•	Enduring competitive advantage

•	Excellent management

To the Investment Adviser, tollkeeper connotes a great growth business. Like a toll collector for a highway or bridge, tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls” or prices, and margins. The Investment Adviser believes that the characteristics of many tollkeeper companies, including dominant market share, strong brand name and recurring revenue or the ability to generate free cash flow, should enable them to consistently grow their business. The Investment Adviser does not define companies that are capital intensive, low margin businesses as Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Tollkeepers).

The Internet is an example of a technology that the Investment Adviser believes will drive growth for many Tollkeeper businesses. The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies. Tollkeeper companies adopting Internet technologies to improve their business model include companies in the technology, media and service companies.

Because of its focus on the technology media and service companies, the Fund’s investment performance will be closely tied to many factors that affect technology, media and service companies. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Tollkeeper securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

     Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth which underlies the success of companies in the real estate industry. The Fund’s research and investment process focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. This process is comprised of real estate market research and securities analysis. The Fund’s Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

CORE Tax-Managed Equity Fund

     Quantitative Style. The CORE Tax-Managed Equity Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for “Computer-Optimized, Research-Enhanced,” which reflects the Fund’s investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the “Research Department”), a rating is assigned based upon the Research Department’s evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity investments based on research ratings obtained from other industry sources.

     In building a diversified portfolio for the CORE Tax-Managed Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given the Fund’s benchmark. The portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the Russell 3000 Index.

     Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The CORE Tax-Managed Equity Fund uses one Multifactor Model to forecast the returns of securities held in its portfolio. The Multifactor Model incorporates common variables covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the CORE Tax-Managed Equity Fund are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities or markets, the Investment Adviser believes that the CORE Tax-Managed Equity Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the CORE Tax-Managed Equity Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the CORE Tax-Managed Equity Fund uses futures); or (iii) changes in the method by which securities or markets are weighted in the Fund. Any such changes will preserve the CORE Tax-Managed Equity Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. Additionally, the Funds may purchase futures contracts to manage their cash position. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

Corporate Debt Obligations

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. The CORE Tax-Managed Equity Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The

Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

     The Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

U.S. Government Securities

     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund except the CORE Tax-Managed Equity Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consist of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

     The Real Estate Securities Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts and Trust Certificates

     Each Fund may invest in debt custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage-Backed Securities

     General Characteristics. The Tollkeeper Fund and Real Estate Securities Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”) , or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due of Ginnie Mae certificates.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Tollkeeper Fund and Real Estate Securities Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

               Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

               Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

               Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

               Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

               Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

               Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

               In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

               The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

               Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

               Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

               Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Real Estate Securities Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities

     The Real Estate Securities Fund and the CORE Tax-Managed Equity Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

Asset-Backed Securities

     The Tollkeeper Fund and the Real Estate Securities Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The CORE Tax-Managed Equity Fund may engage in transactions only with respect to U.S. equity indices. Each Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Tollkeeper Fund and Real Estate Securities Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, the Tollkeeper Fund and Real Estate Securities Fund may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

     Yield Curve Options. The Real Estate Securities Fund and the CORE Tax-Managed Equity Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Real Estate Securities Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Real Estate Securities Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Real Estate Securities Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. However, the CORE Tax-Managed Equity Fund has no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

     The Tollkeeper Fund and Real Estate Securities Fund may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including securities of issuers in emerging countries. The CORE Tax-Managed Equity Fund may invest in equity securities of foreign issuers which are traded in the United States. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S.

company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and the Tollkeeper Fund and Real Estate Securities Fund may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in

Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.

     Investing in Emerging Countries, including Asia and Eastern Europe. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     A Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy.

However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Forward Foreign Currency Exchange Contracts. The Tollkeeper and Real Estate Securities Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

     The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

     In addition, the Tollkeeper Fund and Real Estate Securities Fund may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposure and the currency exposure of a Fund’s performance benchmark.

     Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. The Tollkeeper Fund and Real Estate Securities Fund may, to the extent that they invest in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Total Return Swaps and Interest Rate Swaps, Caps, Floors and Collars

     The Real Estate Securities Fund may enter into currency, mortgage, credit, total return, index and interest rate swaps for hedging purposes or to seek to increase total return. The Real Estate Securities Fund and CORE Tax Managed Equity Fund may enter into other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Adviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of swaps, swaptions and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Preferred Securities

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including, Goldman Sachs) and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of the securities loaned by a Fund will not exceed one-third of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitation stated elsewhere in this Additional Statement of the Prospectus regarding investing in fixed-income securities and cash equivalents.

     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the Investment Adviser or its affiliates for these services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

     A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts ™ (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its Investment Adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

     Exchange traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices including the MSCI indices for various countries and regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iSharessm on the AMEX. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligations. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Short Sales

     The Tollkeeper and Real Estate Securities Funds may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Mortgage Dollar Rolls

     The Real Estate Securities Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Portfolio Turnover

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, “majority” of the outstanding voting securities means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities) (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry and the Goldman Sachs Tollkeeper Fund which will invest at least 25% of its total assets in companies in one or more of the media, telecommunications, technology and/or internet industries).

(3)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Tollkeeper Fund and Real Estate Securities Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b)

repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings (excluding, with respect to the Tollkeeper and Real Estate Securities Funds, covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities except that the Tollkeeper and Real Estate Securities Funds may make short sales against the box.

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

     Trustees of the Trust

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	64	None

Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
John P. Coblentz, Jr. Age: 62	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Lawson Products Inc. (distributor of industrial products).

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 64	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]
*Gary D. Black Age: 42	Trustee	Since 2002	Managing Director, Goldman Sachs (June 2001-Present); Executive Vice President, AllianceBernstein (investment adviser) (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (investment adviser) (January 1999 – October 2000); and Senior Research Analyst Sanford Bernstein (investment adviser) (February 1992 – December 1998). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*James McNamara Age: 41	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998). Vice President–Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee–Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Interested Trustees

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]
*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies). President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).	64	None

* These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1 Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

2 The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

3 Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

4 The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust

     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Vice President, Goldman Sachs (July 1995-Present). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 46	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 40	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 40	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 41	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–Present). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002–Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997–Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 34	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); and Fund Manager, GSAM (April 1996–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Curran One New York Plaza 37th Floor New York, NY 10004 Age: 34	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (June 1999–Present); Assistant General Counsel, Goldman Sachs (2000-Present); Counsel, Goldman Sachs (1998–2000); and Associate, Dechert Price & Rhoads (law firm) (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

1 Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

     The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2003.

     The Governance and Nominating Committee has been established to: (1) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (2) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (3) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held six meetings during the fiscal year ended December 31, 2003. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Ms. Uniacke and Mr. Black serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2003.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2003, the Valuation Committee held twenty-one meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2003, the Dividend Committee held four meetings with respect to the Funds included in this Additional Statement and twenty-seven with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the

Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2003.

Trustee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Funds[1]	Overseen By Trustee[2]
Ashok N. Bakhru	None	Over $100,000
Gary D. Black	None	$50,001 - $100,000
John P. Coblentz, Jr.[3]	None	None
Patrick T. Harker	None	Over $100,000
James McNamara	None	$10,001 - $50,000
Mary P. McPherson	Real Estate Securities Fund: $10,001 — $50,000
Tollkeeper Fund: $10,001 — $50,000
	Other Funds: None	Over $100,000
Alan A. Shuch	None	Over $100,000
Wilma J. Smelcer	None	$50,001 - $100,000
Richard P. Strubel	None	Over $100,000
Kaysie P. Uniacke	None	Over $100,000

1 Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2003.

2 Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2002, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

3 Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust on October 30, 2003.

     As of April 1, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2003:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From Fund Complex
Name of Trustee	from the Funds	of the Trust’s Expenses	(including the Funds)[1]
Ashok N. Bakhru[2]	$8,369	$0	$171,000
Gary D. Black	—	0	—
John P. Coblentz, Jr.[3]	0	0	0
Patrick T. Harker	6,147	0	126,000
James McNamara	—	0	—
Mary P. McPherson	6,147	0	126,000
Alan A. Shuch	—	0	—
Wilma J. Smelcer	6,147	0	126,000
Richard P. Strubel	6,147	0	126,000
Kaysie P. Uniacke	—	0	—

1 The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 58 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of December 31, 2003.

2 Includes compensation as Board Chairman.

3 Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISER

     As stated in the Funds’ Prospectuses, Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York 10005 serves as Investment Adviser to the Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the Fund’s investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Fund. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Buenos Aires, Calgary, Dublin, Frankfurt, Geneva, George Town, Hong Kong, Johannesburg, London, Madrid, Mexico City, Milan, Moscow, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Stockholm, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.

     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.

     In managing the Funds, the Investment Adviser has access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds’ Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on February 4, 2004. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the restructuring of the Investment Adviser and the assumption of investment advisory responsibilities by Goldman Sachs Asset Management, L.P., including the assurances that the same personnel and resources would be committed to the management of the Funds. The Trustees also considered, in particular, the regulatory settlement that had been reached by Goldman Sachs regarding investment bank and research department conflicts of interest. In addition, the Trustees considered the Funds’ management fee rates; the Funds’ respective operating expense ratios; the Investment Adviser’s current and prospective fee waivers and expense reimbursements for the respective Funds; and the investment performance of the Funds for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Funds’ management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Funds for their investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Funds and their shareholders, including the trends in expensive levels and investment performance, and concluded that the Management Agreement should be reapproved and continued in the interests of the Funds and their shareholders. The Management Agreement was initially approved with respect to the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds by the Trustees, including a majority of the non-interested Trustees who are not parties to the Management Agreement, on July 27, 1999, July 22, 1997 and February 3, 2000, respectively. The sole shareholder of the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity

Funds approved these arrangements on September 23, 1999, July 21, 1997, and April 3, 2000, respectively. The Management Agreement will remain in effect until June 30, 2004 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the particular Fund on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

     Pursuant to the Management Agreement the Investment Adviser is entitled to receive fees, payable monthly, at the annual rates of 1.00%, 1.00% and 0.75% of the average daily net assets of the Tollkeeper, Real Estate Securities and CORE Tax-Managed Equity Funds, respectively. The Funds had no fee waiver arrangements with respect to the management fee at the fiscal years ended December 31, 2003, December 31, 2002 or December 31, 2001.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the fees incurred by each Fund then in existence pursuant to the Management Agreement were as follows:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Real Estate Securities Fund	$2,633,784	$2,494,809	$2,213,972
Tollkeeper Fund	4,397,786	5,454,209	12,526,092
CORE Tax-Managed Equity Fund	638,598	910,289	1,043,344

     In addition to providing advisory services, under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

POTENTIAL CONFLICTS OF INTEREST

          Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the investment activities and business operations of the Funds, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional and financial and other interests in accounts, securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and its service providers chosen to provide services to the Funds. These are considerations of which investors in the Funds should be aware, and which may cause conflicts that could disadvantage the Funds.

          Present and future activities of Goldman Sachs in addition to those described in this “Potential Conflicts of Interest” section may give rise to additional conflicts of interest.

Certain Activities and Interests of Goldman Sachs and Clients

          Goldman Sachs is a major participant in global financial markets. As such, it acts as an investor, investment banker, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. In addition, it is likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has direct or indirect interests. The Investment Advisers make decisions for a Fund in accordance with their obligations as Investment Advisers. However, Goldman Sachs’ other activities may have a negative effect on the Funds.

          Goldman Sachs may give advice, and take action, with respect to any current or future client or proprietary or other accounts, including accounts that may provide greater fees or other compensation to Goldman Sachs or the Investment Advisers or in which Goldman Sachs personnel, including personnel of the Investment Adviser have an interest, that may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may be competing for investment opportunities with Goldman Sachs, or with other current or future accounts or funds that may provide higher fees or other compensation to Goldman Sachs or the Investment Advisers, or with funds in which Goldman Sachs personnel, including personnel of the Investment Advisers, invest. Goldman Sachs and its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Advisers or in which Goldman Sachs personnel, including personnel of the Investment Advisers, have an interest) may buy or sell the securities of issuers while a Fund is undertaking the same or a differing, including, potentially opposite, strategy, which could increase the cost of that strategy to the Fund or otherwise disadvantage the Fund. For example, the Fund may buy a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may establish a short position in the same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may buy that same security. That subsequent purchase may result in impairment of the price of the short sale position which the Fund holds. In addition, transactions in investments by one or more accounts, clients and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other accounts, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies.

          In addition, conflicts may arise because portfolio decisions regarding a Fund may benefit other accounts or funds, including accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Advisers than provided by the Fund, or accounts or funds in which Goldman Sachs personnel, including personnel of the Investment Advisers, have an interest. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore accrue to the benefit of) another account or fund, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore accrue to the benefit of) another account or fund.

          The directors, partners, trustees, managers, members, officers and employees of Goldman Sachs may buy and sell securities or other investments for their own accounts (including through funds managed by Goldman Sachs). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To lessen the possibility that a Fund will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as the Funds’ Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

          Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Funds. Prices, availability, liquidity and terms of Fund investments may be negatively impacted by Goldman Sachs and its clients’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case. The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts or accounts managed by it and from the results achieved by the Investment Advisers for other advised accounts. In addition, other client transactions may also adversely impact the Funds. Subject to applicable law, clients of the Investment Advisers may also have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect their transactions outside of accounts controlled by the asset management division of Goldman Sachs and also negatively impact the performance of the Funds. Further, the Funds may be adversely affected by cash flows and market movements arising from purchases and redemptions of Fund shares as well as increases of capital in and withdrawals of capital from other accounts advised by Goldman Sachs or an affiliate.

          The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest, directly or indirectly, in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Funds may engage in investment transactions which may result in Goldman Sachs or its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Advisers or in which Goldman Sachs personnel, including personnel of the Investment Advisers, have an interest) being relieved of obligations or otherwise divesting of an investment. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ own investments in and its activities with respect to such companies.

          When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Funds, it is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be commercially reasonable, although Goldman Sachs will have an interest in obtaining fees and other amounts, which are favorable to Goldman Sachs. In such circumstances, Goldman Sachs will be entitled to retain all such fees and other amounts and no fees or other compensation payable by the Funds will be reduced thereby. When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Funds, it may take commercial steps in its own interests, which may have an adverse effect on the Funds. In addition, when Goldman Sachs acts in such capacities, its representatives may be in possession of information not available to others, including the Investment Advisers and such representatives may act on the basis of such information. These actions may have adverse effects on the Funds. When acting in such capacity, Goldman Sachs is under no obligation to disseminate such information to the Investment Advisers or to others. Subject to applicable law, Goldman Sachs may from time to time in-source or outsource certain processes or functions in connection with a variety of services to the Funds in investment management and administrative capacities.

          Goldman Sachs, and its sales personnel and other dealers, have interests in promoting sales of the Funds. The remuneration and profitability of activity relating to sales of Fund shares may be greater than that of other products. Further, Goldman Sachs may have business relationships with, and purchase, or distribute or sell services or products from or to, dealers, consultants and others who recommend, sell, or have interests or relationships associated with sales or recommendations of Fund shares or portfolio transactions for the Funds. In addition, Goldman Sachs employees, including employees of the Investment Advisers, may have board or advisory relationships with issuers, dealers, consultants and charitable organizations which may own or which may recommend or sell shares of the Funds or portfolio transactions for the Funds. As a result, those persons and institutions may have conflicts associated with the promotion of Fund shares and portfolio investment-related matters that would create incentives for them to promote such sales or raise other conflicts.

Certain Regulatory Matters

          From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. An investment fund not affiliated with Goldman Sachs would not be subject to some of those considerations in relation to transactions with Goldman Sachs. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs-related personnel are directors or officers of the issuer.

          The investment activities of Goldman Sachs for proprietary accounts and accounts and funds under their management may also limit the investment opportunities for, or rights of, the Funds including in certain regulated industries, emerging markets and in certain futures and derivative transactions where restrictions may be imposed upon the aggregate amount of investment by affiliated investors. The Investment Advisers may restrict or limit transactions or exercise of rights for the Funds, or limit the amount of voting securities purchased for the Funds, which may limit positions or restrict the Funds from voting in situations in which the Funds have an interest, in order to avoid circumstances which, in the view of the Investment Advisers, would require aggregation of the Funds’ positions with investments of Goldman Sachs that would approach or exceed certain ownership thresholds.

          To the extent permitted by applicable law, the Investment Advisers may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Funds in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Funds and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. The Funds will only consider engaging in a principal or cross transaction with Goldman Sachs or its affiliates to the extent permitted by applicable law. The Investment Advisers will, to the extent required by law, obtain necessary consents prior to entering into such transactions.

          From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The Funds’ investment flexibility may be constrained as a consequence. In making investment decisions for a Fund, the Investment Advisers are not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of their activities.

Other Investment Management-Related Activities

          The Investment Advisers will allocate investment opportunities and make purchase and sale decisions among the Funds and other funds and accounts of Goldman Sachs (which may include other funds and accounts for which Goldman Sachs may receive greater performance-based or other compensation than they received from the Funds, or in which Goldman Sachs, its affiliates and/or personnel may have a beneficial interest) managed by it in a reasonable and equitable manner, as determined in its sole discretion. The Investment Advisers may determine that an investment opportunity or particular purchases or sales are appropriate for one or more funds or accounts, including funds or accounts in which performance-based or other compensation received by Goldman Sachs is greater than that received from the Funds or in which investment personnel or other employees of Goldman Sachs or the Investment Advisers have an interest, or for itself or an affiliate, but not for the Funds, or is appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for others. Although allocating orders among funds or accounts that pay greater performance-based or other compensation to Goldman Sachs than do the Funds or in which investment personnel or other employees of Goldman Sachs or the Investment Advisers have an interest may create a potential conflict of interest, the Investment Advisers will not make allocation decisions based on such fees and compensation. The amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other funds or accounts or the interests of Goldman Sachs and its personnel, including funds or accounts with greater performance-based or other compensation paid to Goldman Sachs or in which investment personnel or other employees of Goldman Sachs or the Investment Advisers have an interest.

          Purchases and sales of securities for the account of the Funds may be bunched or aggregated with orders for other accounts of Goldman Sachs, including other investment accounts (including those in which Goldman Sachs or its personnel have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities sold. When this occurs, the various prices may be averaged which may be disadvantageous to the Funds.

          The Funds and the Investment Advisers or their affiliates or personnel may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Advisers) may provide to the Funds or one or more other funds or accounts managed by Goldman Sachs. Such products and services may disproportionately benefit other funds or accounts of Goldman Sachs relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other funds or accounts.

          To the extent permitted by applicable law, the Funds may invest all or some of their short term cash investments in any money market fund advised or managed by Goldman Sachs, and may invest in other investment funds advised or managed by Goldman Sachs. In addition, subject to applicable law, Goldman Sachs may keep any fees accruing to it in connection with any such investments, and the fees or allocations from the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with a Shareholder’s direct purchase of underlying investments).

          Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to which the underlying securities, currencies or instruments may be those in which the Funds invest or which may be based on the performance of the Funds. Goldman Sachs (including its personnel or funds or accounts managed by Goldman Sachs or in which Goldman Sachs has a proprietary interest) may, from time to time, invest in the Funds but reserves the right to redeem some or all of its investment at any time. These investments and redemptions will be made without notice to the shareholders. These derivative related activities, as well as such investment and redemption activities may have an adverse effect on the Funds’ investment management, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through a Fund by the shareholders.

          The Funds will be required to establish business relationships with their counterparties based on the Funds’ own credit standing. Neither Goldman Sachs nor the Investment Advisers or any of their affiliates will have any obligation to allow their credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of such entities in evaluating the Funds’ creditworthiness. In addition, the Funds, when the Investment Advisers deem it appropriate, may, to the extent permitted by applicable law, borrow funds from Goldman Sachs or its affiliates, at rates and on other terms arranged with Goldman Sachs.

          Subject to applicable law, in connection with its management of the Fund, the Investment Advisers may utilize investment policy advisors or a committee which may include personnel of Goldman Sachs or of unaffiliated firms. Those individuals may, as a result, obtain information regarding the Funds’ proposed investment activities which is not generally available to the public. The Investment Advisers may also have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities.

          The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Funds, and to ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding the Investment Advisers’ proxy voting policies and procedures, the Investment Advisers’ actual proxy voting decisions may have the effect of favoring the interests of clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Advisers believe such voting decision to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

Distributor and Transfer Agent

          Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

          Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Real Estate Securities Fund	$241,700	$244,300	$314,000
Tollkeeper Fund	26,700	39,300	450,000
CORE Tax-Managed Equity Fund	6,400	17,100	110,000

          Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C.

          As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 from each Fund as follows under the fee schedules then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Real Estate Securities Fund
Class A Shares	$272,298	$279,658	$263,174
Class B Shares	30,625	23,555	12,507
Class C Shares	20,138	14,750	7,981
Institutional Shares	37,320	32,847	28,840
Service Shares	18	5	1
Tollkeeper Fund
Class A Shares	$307,178	$376,667	$912,000
Class B Shares	327,763	408,456	862,786
Class C Shares	159,291	201,769	454,557
Institutional Shares	8,684	10,343	31,554
Service Shares	21	58	154
CORE Tax-Managed Equity Fund
Class A Shares	$65,776	$96,736	$117,278
Class B Shares	46,274	59,835	68,416
Class C Shares	41,890	53,982	60,683
Institutional Shares	1,338	3,905	3,472
Service Shares	312	317	304

          The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

          The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment

Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees, the fee’s and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     As of the date of this Additional Statement, the Investment Adviser voluntarily has agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage, and litigation, indemnification, shareholder meeting and other extraordinary expenses) for the Real Estate Securities, International Tollkeeper and CORE Tax-Managed Equity Funds to the extent such expenses exceed 0.00%, 0.06%, and 0.05%, respectively, of each Fund’s average daily net assets.

     Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Funds’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

     Fees and expenses borne by the Fund’s relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Reimbursement and Other Expense Reductions

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Securities Fund	$314,612	$359,000	$298,000
Tollkeeper Fund	220,267	248,000	-0-
CORE Tax-Managed Equity Fund	271,842	262,000	291,000

     The Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction on each Fund’s expenses. For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 each Fund’s custody fees were reduced by the following approximate amounts under such arrangement.

	2003	2002	2001
Real Estate Securities Fund	$1,000	$2,000	$3,000
Tollkeeper Fund	1,000	2,000	7,000
CORE Tax-Managed Equity Fund	100	30	2,000

Custodian and Sub-Custodians

     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Auditors

     Ernst & Young LLP, independent auditors, 5 Time Square, New York, New York 10036 currently serve as auditors of the Funds of the Trust for the fiscal year ending December 31, 2004. In addition to audit services, Ernst & Young LLP prepares the Funds’ Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The date set forth under “Financial Highlights” in the Prospectuses for the Tollkeeper Fund and Real Estate Securities Fund for the fiscal years or periods ended on or before December 31, 1999 were audited by the Fund’s former auditors who have ceased operations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, (“Section 28(e)”) the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities.

     Such services are used by the Investment Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an

Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Investment Adviser may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, each Fund in existence paid brokerage commissions as indicated in the following charts. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

		Total		Total			Brokerage
		Brokerage		Amount of		Amount of	Commissions
	Total	Commissions		Transactions		Transactions	Paid
	Brokerage	Paid to		on which		Effected through	to Brokers
	Commissions	Goldman		Commissions		Brokers Providing	Providing
	Paid	Sachs[1]		Paid		Research	Research
Fiscal Year Ended December 31, 2003:
Real Estate Securities Fund	$230,622	$16,795 (	7%)[2]	$123,462,073 (	11%)[3]	$1,319,217	$2,415
Tollkeeper Fund	653,305	10,586 (	2%)[2]	306,806,288 (	0%)[3]	55,508,805	153,325
CORE Tax-Managed Equity Fund	24,342	12,809 (	53%)[2]	94,457,375 (	13%)[3]	—	—

[1] The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.

[2] Percentage of total commissions paid to Goldman Sachs.

[3] Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transactions
	Brokerage	Paid to	on which
	Commissions	Goldman	Commissions
	Paid	Sachs[1]	Paid
Fiscal Year Ended December 31, 2002:
Real Estate Securities Fund	$383,395	$26,760	$158,801,838
Tollkeeper Fund	1,191,143	3,941	491,613,633
CORE Tax-Managed Equity Fund	101,181	7,164	200,595,817

1 The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.

		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transactions
	Brokerage	Paid to	on which
	Commissions	Goldman	Commissions
	Paid	Sachs[1]	Paid
Fiscal Year Ended December 31, 2001:
Real Estate Securities Fund	$425,524	$50,580	$141,583,554
Tollkeeper Fund	686,058	9,100	736,767,649
CORE Tax-Managed Equity Fund	130,780	2,000	211,250,387

1. The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.

During the fiscal year ended December 31, 2003, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were Merrill Lynch, Salomon Smith Barney, Credit Suisse First Boston, UBS Warburg Dillon Reed, Shearson Lehman Brothers, J.P. Morgan, Morgan Stanley, Deutsche Bank, Bear Stearns & Co., BONY Countrywide.

As of December 31, 2003, the Funds held no securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents.

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally but not always, 4:00 p.m. New York time), or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for a Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of a Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     The table set forth below indicates the total return (capital charges plus reinvestment of all distributions) on a hypothetical investment of $1,000 in each of the Funds for the periods indicated. Average Annual Total Return for the CORE Tax-Managed Equity Fund is presented in a separate table, which includes average annual total return before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares.

					Assuming no voluntary
					waiver of fees and no
					expense reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Real Estate Securities Fund	A	7/27/98-12/31/03 – Since inception	11.00%	12.16%	10.43%	11.58%
Real Estate Securities Fund	A	1/1/99-12/31/03 – Five years	13.52%	14.82%	13.06%	14.36%
Real Estate Securities Fund	A	1/1/03-12/31/03 – One year	31.63%	39.25%	31.28%	38.90%
Real Estate Securities Fund	B	7/27/98-12/31/03 – Since inception	11.21%	11.36%	10.79%	10.94%
Real Estate Securities Fund	B	1/1/99-12/31/03 – Five years	13.71%	14.01%	13.42%	13.72%
Real Estate Securities Fund	B	1/1/03-12/31/03 – One year	33.06%	38.27%	32.71%	37.92%
Real Estate Securities Fund	C	7/27/98-12/31/03 – Since inception	11.39%	11.39%	10.97%	10.97%
Real Estate Securities Fund	C	1/1/99-12/31/03 – Five years	14.04%	14.04%	36.85%	13.76%
Real Estate Securities Fund	C	1/1/03-12/31/03 – One year	37.20%	38.24%	N/A	37.89%
Real Estate Securities Fund	Institutional	7/27/98-12/31/03 – Since inception	N/A	12.63%	N/A	12.20%
Real Estate Securities Fund	Institutional	1/1/99-12/31/03 – Five years	N/A	15.30%	N/A	15.01%
Real Estate Securities Fund	Institutional	1/1/03-12/31/03 – One year	N/A	39.90%	N/A	39.55%
Real Estate Securities Fund	Service	7/27/98-12/31/03 – Since inception	N/A	12.14%	N/A	11.71%
Real Estate Securities Fund	Service	1/1/99-12/31/03 – Five years	N/A	14.81%	N/A	14.50%
Real Estate Securities Fund	Service	1/1/03-12/31/03 – One Year	N/A	39.24%	N/A	38.89%
Tollkeeper Fund	A	10/1/99-12/31/03 – Since inception	-8.96%	-7.75%	-9.00%	-7.78%
Tollkeeper Fund	A	1/1/03-12/31/03 – One year	37.60%	45.63%	37.53%	45.55%
Tollkeeper Fund	B	10/1/99-12/31/03 – Since inception	-8.87%	-8.43%	-8.90%	-8.47%
Tollkeeper Fund	B	1/1/03-12/31/03 – One year	39.66%	44.66%	39.59%	44.59%
Tollkeeper Fund	C	10/1/99-12/31/03 – Since inception	-8.47%	-8.47%	8.50%	-8.50%
Tollkeeper Fund	C	1/1/03-12/31/03 – One year	43.75%	44.75%	43.68%	44.68%
Tollkeeper Fund	Institutional	10/1/99-12/31/03 – Since inception	N/A	-7.38%	N/A	-7.41%
Tollkeeper Fund	Institutional	1/1/03-12/31/03 – One year	N/A	46.30%	N/A	46.22%
Tollkeeper Fund	Service	10/1/99-12/31/03 – Since inception	N/A	-7.84%	N/A	-7.88%
Tollkeeper Fund	Service	1/1/03-12/31/03 – One year	N/A	45.61%	N/A	45.53%

*	Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

CORE Tax-Managed Equity Fund
Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements
		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge
Class A
Returns Before Taxes	4/3/00 – 12/31/03	-6.83%	-5.42%	-7.17%	-5.76%
	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-6.86%	-545%	-7.20%	-5.79%
on Distributions	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-5.74%	-4.57%	-6.08%	-4.91%
on Distributions	Since Inception
and Sale of Class Shares
Class A
Returns Before Taxes	1/1/03 – 12/31/03	22.02%	29.03%	21.62%	28.62%
	One Year
Returns After Taxes	1/1/03 – 12/31/03	22.02%	29.03%	21.62%	28.63%
on Distributions	One Year
Returns After Taxes	1/1/03 – 12/31/03	14.31%	18.87%	13.91%	18.47%
on Distributions	One Year
and Sale of Class Shares
Class B
Returns Before Taxes	4/3/00 – 12/31/03	-6.85%	-6.09%	-7.18%	-6.42%
	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-6.86%	-6.09%	-7.20%	-6.43%
on Distributions	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-5.85%	-5.11%	-6.19%	-5.45%
on Distributions	Since Inception
and Sale of Class Shares

CORE Tax-Managed Equity Fund
Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements
		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge
Class B
Returns Before Taxes	1/1/03 – 12/31/03	23.25%	28.25%	22.85%	27.85%
	One Year
Returns After Taxes	1/1/03 – 12/31/03	23.25%	28.25%	22.85%	27.85%
on Distributions	One Year
Returns After Taxes	1/1/03 – 12/31/03	13.36%	18.38%	12.96%	17.98%
on Distributions	One Year
and Sale of Class Shares
Class C
Returns Before Taxes	4/3/00 – 12/31/03	-6.13%	-6.13%	-6.47%	-6.47%
	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-6.14%	-6.14%	-6.48%	-6.48%
on Distributions	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	-5.15%	-5.15%	-5.49%	-5.49%
on Distributions	Since Inception
and Sale of Class Shares
Class C
Returns Before Taxes	1/1/03 – 12/31/03	27.13%	28.13%	26.73%	27.73%
	One Year
Returns After Taxes	1/1/03 – 12/31/03	27.13%	28.13%	26.73%	27.73%
on Distributions	One Year
Returns After Taxes	1/1/03 – 12/31/03	17.28%	18.28%	16.88%	17.88%
on Distributions	One Year
and Sale of Class Shares

CORE Tax-Managed Equity Fund
Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements
		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge
Institutional
Returns Before Taxes	4/3/00 – 12/31/03	N/A	-5.02%	N/A	-5.36%
	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	N/A	-5.06%	N/A	-5.40%
on Distributions	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	N/A	-4.24%	N/A	-4.58%
on Distributions	Since Inception
and Sale of Class Shares
Institutional
Returns Before Taxes	1/1/03 – 12/31/03	N/A	29.70%	N/A	29.29%
	One Year
Returns After Taxes	1/1/03 – 12/31/03	N/A	29.70%	N/A	29.30%
on Distributions	One Year
Returns After Taxes	1/1/03 – 12/31/03
on Distributions	One Year	N/A	19.30%	N/A	18.90%
and Sale of Class Shares
Service
Returns Before Taxes	4/3/00 – 12/31/03	N/A	-5.48%	N/A	-5.82%
	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	N/A	-5.52%	N/A	-5.86%
on Distributions	Since Inception
Returns After Taxes	4/3/00 – 12/31/03	N/A	-4.63%	N/A	-4.97%
on Distributions	Since Inception
and Sale of Class Shares
Service
Returns Before Taxes	1/1/03 – 12/31/03	N/A	29.17%	N/A	28.76%
	One Year
Returns After Taxes	1/1/03 – 12/31/03	N/A	29.17%	N/A	28.77%
on Distributions	One Year
Returns After Taxes	1/1/03 – 12/31/03	N/A	18.96%	N/A	18.56%
on Distributions	One Year
and Sale of Class Shares

* Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence performance would be reduced. The Trust may also, at its discretion, from time to time make a list of a Fund’s holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

SHARES OF THE TRUST

     Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum

Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the maximum aggregate rate of up to 0.25% of the average daily net assets of Class A Shares of the Tollkeeper Fund and 0.50% of the average daily net assets of the Real Estate Securities Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued for the consideration described in the Fund’s Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem shares for any reason under terms set by the Trustees.

     As of April 1, 2004, no entities owned of record or beneficially more than 5% of the outstanding shares of the Tollkeeper Fund.

     As of April 1, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Real Estate Securities Fund: Institutional: State Street Bank & Trust, Trustee, GS Profit Sharing Master Trust, Attn: Lisa Duncan, 105 Rosemont Road, Westwood, MA 02090-2318 (16%).

     As of April 1, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the CORE Tax-Managed Equity Fund: Class A: Edward Jones, Attn: Mutual Fund Shareholder, Accounting, 201 Progress Parkway, Maryland Heights, MD 63043-3009 (11%).

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trust. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

     The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

     Each Fund is treated as a separate taxable entity. The Real Estate Securities, Tollkeeper and CORE Tax-Managed Equity Funds have elected to be treated and intend to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.

     There are certain tax requirements that all funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (b) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

     If a Fund complies with the provisions discussed above, then in any taxable year in which a Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. At December 31, 2003, the Real Estate Securities Fund had no capital loss carry forwards. At December 31, 2003, the Tollkeeper Fund had capital loss carry forwards of approximately $1,427,163,187 for federal tax purposes, expiring in 2009-2011. At December 31, 2003, the CORE Tax-Managed Equity Fund had capital loss carry forward approximately $56,966,957 for federal tax purposes, expiring in 2008-2011.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate, currency and total return swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will generally be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions designated as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends-received deduction may also be reduced as a result of a Fund’s securities lending activities. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate is 15%. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

     Each Fund may be required to withhold, as “backup withholding,” 28% from dividends (including capital gain dividends) and share redemption and exchange proceeds paid to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions from the Fund unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding of 28% on dividends (including on capital gains dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in each Fund’s 2003 Annual Report are incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in the Tollkeeper Fund’s and Real Estate Securities Fund’s Annual Reports for the periods ending on or before December 31, 1999 were audited by the Fund’s former independent auditors who have ceased operations. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectuses.

PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments.

     To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. Attached as Appendix D to this Additional Statement is a summary of the Guidelines. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments.

     Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

OTHER INFORMATION

     The CORE Tax-Managed Equity Fund may pay redemptions, in part or in whole, by a distribution in kind of securities (instead of cash) from the Fund. Unlike other funds of the Trust, the CORE Tax-Managed Equity Fund has not elected, pursuant to Rule 18f-1 under the Act, to pay in cash all requests for redemptions up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Tollkeeper Fund and Real Estate Securities Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Tollkeeper Fund and Real Estate Securities Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) for the sale and distribution of shares of the Funds and/or for the servicing of those shares. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in the Funds’ Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% of the amount invested.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution Services and Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

     The Plans for each Fund were most recently approved on February 4, 2004, in each instance by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A,

Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class A (Real Estate Securities Fund only), Class B or Class C Shares. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and services fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to Class A Shares of the Real Estate Securities Fund. This waiver may be terminated by Goldman Sachs in its discretion. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until June 30, 2004 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was so terminated, and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Securities Fund	$716,572	$368,000	$346,564
Tollkeeper Fund	404,182	495,614	1,200,002
CORE Tax-Managed Equity Fund	86,548	127,284	154,314

     The following chart shows the distribution and service fees that would have been paid to Goldman Sachs for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Securities Fund	$716,572	$735,942	$692,564
Tollkeeper Fund	404,182	495,614	1,200,002
CORE Tax-Managed Equity Fund	86,548	127,284	154,314

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 by each applicable Fund then in existence pursuant to the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Securities Fund	$161,183	$123,973	$65,830
Tollkeeper Fund	1,725,071	2,149,768	4,540,976
CORE Tax-Managed Equity Fund	243,547	314,920	360,082

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 by each applicable Fund then in existence pursuant to the Class C Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Securities Fund	$105,992	$77,631	$42,007
Tollkeeper Fund[1]	838,375	1,061,941	2,392,404
CORE Tax-Managed Equity Fund	220,473	284,117	319,383

     During the fiscal year ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund:

		Compensation and		Printing and Mailing of	Preparation and
		Expenses of the	Allocable Overhead,	Prospectuses to Other	Distribution of Sales
	Compensation to	Distributor & Its	Telephone and Travel	Than Current	Literature and
	Dealers[1]	Sales Personnel	Expenses	Shareholders	Advertising
Fiscal Year Ended December 31, 2003:
Real Estate Securities Fund	$188,769	$421,978	$207,077	$13,613	$55,978
Tollkeeper Fund	424,536	94,718	77,429	2,751	21,365
CORE Tax-Managed Equity Fund	93,508	48,021	44,696	2,379	12,617

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

     During the fiscal year ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares:

				Printing and
		Compensation and		Mailing of	Preparation and
		Expenses of the		Prospectuses to	Distribution of
	Compensation to	Distributor & Its	Allocable Overhead,	Other Than Current	Sales Literature
	Dealers[1]	Sales Personnel	Telephone and Travel	Shareholders	and Advertising
Fiscal Year Ended December 31, 2003:
Real Estate Securities Fund	$176,761	$23,794	$24,244	$1,577	$6,940
Tollkeeper Fund	3,998,608	77,759	83,277	3,143	23,096
CORE Tax-Managed Equity Fund	383,748	30,946	32,194	1,808	9,080

[1]	Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of 6 years or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

     During the fiscal year ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares:

		Compensation and		Printing and Mailing	Preparation and
		Expenses of the	Allocable Overhead,	of Prospectuses to	Distribution of Sales
	Compensation to	Distributor & Its	Telephone and Travel	Other Than Current	Literature and
	Dealers[1]	Sales Personnel	Expenses	Shareholders	Advertising
Fiscal Year Ended December 31, 2003:
Real Estate Securities Fund	$106,061	$15,659	$15,923	$1,068	$4,493
Tollkeeper Fund	38,156	40,481	1,534	11,204	882,728
CORE Tax-Managed Equity Fund	210,974	28,019	29,156	1,609	8,354

[1]	Advance commissions paid to dealers of 1% on Class C shares are considered deferred assets which are amortized over a period of 1 year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

The information contained in the preceding tables reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)

     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charges

     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of December 31, 2003, the maximum offering price of each Fund’s Class A shares would be as follows:

		Maximum Sales	Offering Price to
	Net Asset Value	Charge	Public
Real Estate Securities Fund	$13.98	5.5%	$14.79
Tollkeeper Fund	6.99	5.5	7.40
CORE Tax-Managed Equity Fund	8.09	5.5	8.56

     You may purchase Class A Shares of the Funds without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Funds;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

Other Purchase Information

     The sales load waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management will be combined with Class A Shares and other assets held by all other Goldman Sachs Wealth Management accounts. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the “ILA Portfolios”).

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman

Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

SERVICE PLAN AND
SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to their Service Shares which authorize them to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

(a)	Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

(b)	Shareholder administration services, including (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.

     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001.

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2003	December 31, 2002	December 31, 2001
Real Estate Fund	$227	$0	$0
Tollkeeper Fund	262	731	1,637
CORE Tax-Managed Equity Fund	3,904	3,965	3,804

     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements with respect to the Funds on February 4, 2004 in each instance at a meeting called for the purpose of voting on such Plans and Service Agreements. The Plans and related Service Agreements will remain in effect until June 30, 2004 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund’s Service Class and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and Service Agreements or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     “A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     “P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     “P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     “NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings, Inc. (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     “B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     “D” - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

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     R-1 Prime Credit Quality

     R-2 Adequate Credit Quality

     R-3 Speculative

     All three DBRS rating categories for short-term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

     “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     “R-1 (low)” - Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high)”, “R-2 (middle)”, “R-2 (low)” - Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     “R-3 (high)”, “R-3 (middle)”, “R-3 (low)” - Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

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Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     “D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.

4-A

The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     “A” – Obligations rated “A” are considered upper-medium-grade and are subject to low credit risk.

     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

     “Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

     “AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

5-A

     “AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     “BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

     “DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” - Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is

6-A

favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     “AA” - Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     “A” - Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     “BBB” - Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     “BB” - Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     “B” - Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC” / “CC” / “C” - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

     “D” - This category indicates bonds in default of either interest or principal.

     (“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

Municipal Note Ratings

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

7-A

     “SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody’s for these short-term obligations:

     “MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     “MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     “SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue’s specific structural or credit features.

     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

8-A

     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

1-B

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

2-B

GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

     With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issues from 1989-2001.*

     The number one lead manager of U.S. common stock offerings from 1989-2001.*

     The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.*

* Source: Security Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights. Ranking based on dollar volume issued.

3-B

GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 97 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Goldman Sachs Asset Management increases assets under management by 100% over 1996

Dow Jones Industrial Average breaks 7000

4-B

1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

2002	Advises and services the wealth management needs of 45% of the Forbes 400*

2003	Goldman Sachs acquires The Ayco Company, L.P., one of the oldest and largest financial planning firms in the United States

Goldman Sachs combines its Australian operations with Australian securities firm JBWere, one of the most respected and oldest (having been founded in 1840) financial institutions in the region, to form Goldman Sachs JBWere

*	Source: Forbes.com September 2002

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Appendix C
Statement of Intention
(applicable only to Class A Shares)

     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-C

Appendix D

ISS Proxy Voting Guidelines Summary

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser’s Policy on Proxy Voting (“Policy”) with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS’s position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.	Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.	Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company’s animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets.)

PART C
OTHER INFORMATION
Item 23. Exhibits

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust’s Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950109-99-004208); to Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0000950109-00-000585); to Post-Effective Amendment No. 63 to such Registration Statement (Accession No. 0000950109-00-001365); to Post-Effective Amendment No. 64 to such Registration Statement (Accession No. 0000950130-00-002072); to Post-Effective Amendment No. 65 to such Registration Statement (Accession No. 0000950130-00-002509); to Post-Effective Amendment No. 66 to such Registration Statement (Accession No. 0000950130-00-003033); to Post-Effective Amendment No. 67 to such Registration Statement (Accession No. 0000950130-00-003405); to Post-Effective Amendment No. 68 to such Registration Statement (Accession No. 0000950109-00-500123); to Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0000950109-00-500156); to Post-Effective

Amendment No. 70 to such Registration Statement (Accession No. 0000950109-01-000419); to Post-Effective Amendment No. 71 to such Registration Statement (Accession No. 0000950109-01-500094); to Post-Effective Amendment No. 72 to such Registration Statement (Accession No. 0000950109-01-500540); to Post-Effective Amendment No. 73 to such Registration Statement (Accession No. 0000950123-01-509514); to Post-Effective Amendment No. 74 to such Registration Statement (Accession No. 0000950123-02-002026); to Post-Effective Amendment No. 75 to such Registration Statement (Accession No. 0000950123-02-003780); to Post-Effective Amendment No. 76 to such Registration Statement (Accession No. 0000950123-02-006143); to Post-Effective Amendment No. 77 to such Registration Statement (Accession No. 0000950123-02-006151); to Post-Effective Amendment No. 78 to such Registration Statement (Accession No. 0000950123-02-007177); to Post-Effective Amendment No. 79 to such Registration Statement (Accession No. 0000950123-02-011711); to Post-Effective Amendment No. 80 to such Registration Statement (Accession No. 0000950123-02-011988); to Post-Effective Amendment No. 81 to such Registration Statement (Accession No. 0000950123-03-001754); to Post-Effective Amendment No. 82 to such Registration Statement (Accession No. 0000950123-03-004262); to Post-Effective Amendment No. 83 to such Registration Statement (Accession No. 0000950123-03-007054); to Post-Effective Amendment No. 84 to such Registration Statement (Accession No. 0000950123-03-009618); to Post-Effective Amendment No. 85 to such Registration Statement (Accession No. 0000950123-03-013727); to Post-Effective Amendment No. 86 to such Registration Statement (Accession No. 0000950123-04-002212); to Post-Effective Amendment No. 87 to such Registration Statement (Accession No. 0000950123-04-003073); and to Post-Effective Amendment No. 88 to such Registration Statement (Accession No. 0000950123-04-004668).

(a)(1).	Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

(a)(2).	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

(a)(3).	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

(a)(4).	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(a)(5).	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(a)(6).	Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(a)(7).	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(a)(8).	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-006081).

(a)(9).	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-000742).

(a)(10).	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544).

(a)(11).	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

(a)(12).	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

(a)(13).	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-004208).

(a)(14).	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-00-000585).

(a)(15).	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-00-002509).

(a)(16).	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950109-00-500123).

(a)(17).	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950109-01-500540).

(a)(18).	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-01-509514).

(a)(19).	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997 . (Accession No. 0000950123-02-011711).

(a)(20).	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(a)(21).	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(a)(22).	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-03-001754).

(a)(23).	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

(a)(24).	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

(b)(1).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

(b)(2).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated July 27, 1999. (Accession No. 0000950130-99-005294).

(b)(3).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002. (Accession No. 0000950123-02-011711).

(c).	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

(d)(1).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

(d)(2).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

(d)(3).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(4).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(5).	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(6).	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International. (Accession No. 0000950109-98-005275).

(d)(7).	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(8).	Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

(d)(9).	Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544).

(d)(10).	Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294).

(d)(11).	Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-004208).

(d)(12).	Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950109-00-001365).

(d)(13).	Amended Annex A dated April 26, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950130-00-002509).

(d)(14).	Amended Annex A dated January 30, 2001 to Management Agreement dated April 30, 1997 (Accession No. 0000950109-01-500094).

(d)(15).	Amended Annex A dated April 25, 2001 to Management Agreement, dated April 30, 1997 (Accession No. 0000950123-01-509514).

(d)(16).	Amended Annex A dated August 1, 2002 to Management Agreement, dated April 30, 1997. (Accession No. 0000950123-02-011711).

(d)(17).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Short-Duration Tax-Free Fund). (Accession No. 0000950123-03-007054).

(d)(18).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Money Market Funds). (Accession No. 0000950123-03-007054).

(d)(19).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds). (Accession No. 0000950123-03-007054).

(d)(20).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Core Fixed Income Fund). (Accession No. 0000950123-03-007054).

(d)(21).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Asset Allocation Funds). (Accession No. 0000950123-03-007054).

(d)(22).	Amended Annex A dated July 31, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-009618).

(d)(23).	Amended Annex A dated October 30, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-013727).

(e)(1).	Distribution Agreement dated April 30, 1997, as amended October 30, 2003. (Accession No. 0000950123-03-013727).

(f).	Not applicable.

(g)(1).	Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

(g)(2).	Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

(g)(3).	Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

(g)(4).	Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2). (Accession No. 0000950130-98-000965).

(g)(5).	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

(g)(6).	Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

(g)(7).	Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter’s designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965).

(g)(8).	Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

(g)(9).	Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

(g)(10).	Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

(g)(11).	Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(g)(12).	Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

(g)(13).	Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(g)(14).	Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter’s designation of Security Pacific National Bank as its subcustodian and certain other matters. (Accession No. 0000950130-98-000965).

(g)(15).	Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(g)(16).	Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(g)(17).	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

(g)(18).	Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).

(g)(19).	Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio). (Accession No. 0000950130-99-000742).

(g)(20).	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544).

(g)(21).	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294).

(g)(22).	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund). (Accession No. 0000950130-99-006810).

(g)(23).	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-000585).

(g)(24).	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund). (Accession No. 0000950109-00-000585).

(g)(25).	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Research Select Fund). (Accession No. 0000950130-00-002509).

(g)(26).	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund). (Accession No. 0000950130-00-002509).

(g)(27).	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950109-00-000585).

(g)(28).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978. (Accession No. 0000950109-00-000585).

(g)(29).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990. (Accession No. 0000950109-00-000585).

(g)(30).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991. (Accession No. 0000950109-00-000585).

(g)(31).	Letter Agreement dated January 29, 2001 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund). (Accession No. 0000950109-01-500540).

(g)(32).	Amendment dated July 2, 2001 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(33).	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(34).	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(35).	Form of amendment to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(36).	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No.0000950123-02-003780).

(g)(37).	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No.0000950123-02-003780).

(g)(38).	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950123-02-011711).

(h)(1).	Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(h)(2).	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(h)(3).	Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

(h)(4).	Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

(h)(5).	Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

(h)(6).	Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

(h)(7).	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

(h)(8).	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

(h)(9).	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).

(h)(10).	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds other than ILA and FST money market funds. (Accession No. 0000950109-01-500540).

(h)(11).	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the ILA portfolios. (Accession No. 0000950109-01-500540).

(h)(12).	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Select Class, the Preferred Class, the Administration Class, the Service Class and the Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Institutional Liquid Assets Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950109-01-500540).

(h)(13).	Form of fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the Cash Portfolio (Accession No. 0000950123-01-509514).

(h)(14).	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Institutional Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

(h)(15).	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

(h)(16).	Goldman Sachs Institutional Liquid Assets Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(17).	Goldman Sachs Cash Management Shares Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(18).	Goldman Sachs FST Select Class Select Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(19).	Goldman Sachs FST Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(20).	Goldman Sachs FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No.0000950123-04-002212).

(h)(21).	Goldman Sachs Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(22).	Goldman Sachs Institutional Liquid Assets Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4,2004. (Accession No. 0000950123-04-002212).

(h)(23).	Goldman Sachs Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(24).	Goldman Sachs Cash Portfolio Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(25).	Goldman Sachs Cash Portfolio Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(26).	Goldman Sachs FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(27).	Goldman Sachs Account Service Plan for Institutional Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

(h)(28).	Goldman Sachs Account Service Plan for Class A Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

(h)(29).	Goldman Sachs FST Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(i)(1).	Opinion of Drinker Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

(i)(2).	Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846).

(i)(3).	Opinion of Drinker Biddle & Reath LLP. (With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

(i)(4).	Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563).

(i)(5).	Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081).

(i)(6).	Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081).

(i)(7).	Opinion of Drinker Biddle & Reath LLP (With respect to the Conservative Strategy Portfolio). (Accession No. 0000950130-99-001069).

(i)(8).	Opinion of Drinker Biddle & Reath LLP (With respect to the Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544).

(i)(9).	Opinion of Drinker Biddle & Reath LLP (With respect to the Internet Tollkeeper Fund). (Accession No. 0000950109-99-004208).

(i)(10).	Opinion of Drinker Biddle & Reath LLP (With respect to the Large Cap Value Fund). (Accession No. 0000950130-99-006810).

(i)(11).	Opinion of Drinker Biddle & Reath LLP (With respect to FST Select Shares). (Accession No. 0000950109-00-000585).

(i)(12).	Opinion of Drinker Biddle & Reath LLP (With respect to the High Yield Municipal Fund). (Accession No. 0000950109-00-001365).

(i)(13).	Opinion of Drinker Biddle & Reath LLP (With respect to the CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-001365).

(i)(14).	Opinion of Drinker Biddle & Reath LLP (With respect to the Research Select Fund). (Accession No. 0000950109-00-500123).

(i)(15).	Opinion of Drinker Biddle & Reath LLP (With respect to the Enhanced Income Fund). (Accession No. 0000950109-00-500123).

(i)(16).	Opinion of Drinker Biddle & Reath LLP (With respect to Cash Management Shares of certain ILA Portfolios). (Accession No. 0000950109-00-500123).

(i)(17).	Opinion of Drinker Biddle & Reath LLP (With respect to Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund). (Accession No. 0000950109-01-500540).

(i)(18).	Opinion of Drinker Biddle & Reath LLP (With respect to all outstanding Funds and share classes) (Accession No. 0000950123-01-509514).

(i)(19).	Opinion of Drinker, Biddle & Reath LLP (With respect to Financial Square Funds). (Accession No. 0000950123-02-011711).

(i)(20).	Opinion of Drinker, Biddle & Reath LLP (With respect to the Concentrated Growth Fund). (Accession No. 0000950123-02-011711).

(i)(21).	Opinion of Drinker Biddle & Reath LLP (with respect to the Emerging Markets Debt Fund). (Accession No. 0000950123-03-013727).

(i)(22).	Opinion of Drinker Biddle & Reath LLP (with respect to the U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-03-013727).

(j).	None.

(k).	Not applicable.

(l).	Not applicable.

(m)(1).	Class A Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(m)(2).	Class B Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(m)(3).	Class C Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(m)(4).	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(n)(1).	Revised plan dated October 30, 2003 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950123-03-013727).

(p)(1).	Code of Ethics – Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust dated April 23, 1997, as amended April 23, 2003. (Accession No. 0000950123-03-013727).

(p)(2).	Code of Ethics – Goldman, Sachs & Co., Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, effective January 23, 1991, as revised April 24, 2003. (Accession No. 0000950123-03-013727).

(q)(1).	Powers of Attorney of Messrs. Bakhru, Shuch, Strubel, Perlowski, Surloff, Mmes. McPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805).

(q)(2).	Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick. (Accession No. 0000950130-98-000676).

(q)(3).	Power of Attorney dated November 15, 2000 on behalf of Patrick T. Harker (Accession No. 0000950109-00-500123).

(q)(4).	Powers of Attorney dated August 2, 2001 on behalf of Gary Black, Wilma J. Smelcer and Kaysie P. Uniacke (Accession No. 0000950123-01-509514).

(q)(5).	Power of Attorney dated October 30, 2002 on behalf of James McNamara (Accession No. 0000950123-02-01198).

(q)(6).	Power of Attorney dated October 30, 2003 on behalf of John P. Coblentz, Jr. (Accession No. 0000950123-03-013727).

The following exhibit relating to Goldman Sachs Trust is filed herewith electronically pursuant to EDGAR rules:

(j)(1).	Consent of Ernst & Young LLP with respect to the Specialty Funds.

Item 24. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification

Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7).

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended October 30, 2003 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is included herewith as Exhibit (e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3), (h)(4), (h)(5) and (h)(6), respectively, to the Registrant’s Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Business and Other Connections of Investment Adviser.

Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
Henry M. Paulson, Jr. Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Robert J. Hurst Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Vice Chairman and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	President, Chief Operating Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
David W. Blood Managing Director- GSAM LP Director- GSAMI	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director Co-Head (Asset Management Group)

Item 27. Principal Underwriters.

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Managing Director
Alan M. Cohen (5)	Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
J. Michael Evans (5)	Managing Director
Edward C. Forst (1)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (8)	Managing Director
Suzanne M. Nora Johnson (5)	Managing Director
Robert S. Kaplan (1)	Managing Director
Scott B. Kapnick (3)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Peter S. Kraus (5)	Managing Director
Masanori Mochida (6)	Managing Director
Thomas K. Montag (5)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
Henry M. Paulson, Jr. (1)	Chairman and Chief Executive Officer
John F.W. Rogers (1)	Managing Director
Eric S. Schwartz (5)	Managing Director
Michael S. Sherwood (7)	Managing Director
David M. Solomon (5)	Managing Director
Esta Stecher (5)	General Counsel and Managing Director
David A. Viniar (4)	Managing Director
John S. Weinberg (1)	Managing Director
Peter A. Weinberg (3)	Managing Director
Jon Winkelried (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004

(2)	32 Old Slip, New York, NY 10005

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	10 Hanover Square, New York, NY 10005

(5)	One New York Plaza, New York, NY 10004

(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(7)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(8)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(c) Not Applicable.

Item 28. Location of Accounts and Records.

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 89 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 19th Day of April, 2004.

GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Howard B. Surloff

Howard B. Surloff
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]Kaysie P. Uniacke Kaysie P. Uniacke	President (Chief Executive Officer) and Trustee	April 19, 2004
[1]John M. Perlowski John M. Perlowski	Treasurer (Principal Accounting Officer and Principal Financial Officer)	April 19, 2004
[1]Mary Patterson McPherson Mary Patterson McPherson	Trustee	April 19, 2004
[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	April 19, 2004
[1]Alan A. Shuch Alan A. Shuch	Trustee	April 19, 2004
[1]Wilma J. Smelcer Wilma J. Smelcer	Trustee	April 19, 2004
[1]Richard P. Strubel Richard P. Strubel	Trustee	April 19, 2004
[1]Patrick T. Harker Patrick T. Harker	Trustee	April 19, 2004

Name	Title	Date
[1]Gary D. Black Gary D. Black	Trustee	April 19, 2004
[1]James McNamara James McNamara	Trustee	April 19, 2004
[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	April 19, 2004

By:	/s/ Howard B. Surloff

Howard B. Surloff,
Attorney-In-Fact

1. Pursuant to a power of attorney previously filed.

CERTIFICATE

     The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on April 23, 2003.

          RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Gary Black, James A. Fitzpatrick, Christopher Keller, James McNamara, John W. Perlowski, and Howard B. Surloff jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or caused to be done by virtue hereof.

Dated: April 19, 2004

/s/ Howard B. Surloff

Howard B. Surloff,
Secretary

EXHIBIT INDEX

(j)(1).	Consent of Ernst & Young LLP with respect to the Specialty Funds.